UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5931
                                                     ---------------------

              Nuveen New York Performance Plus Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     ANNUAL REPORT
September 30, 2007
                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                NUVEEN NEW YORK
                                                MUNICIPAL VALUE
                                                FUND, INC.
                                                NNY

                                                NUVEEN NEW YORK
                                                PERFORMANCE PLUS
                                                MUNICIPAL FUND, INC.
                                                NNP

                                                NUVEEN NEW YORK
                                                DIVIDEND ADVANTAGE
                                                MUNICIPAL FUND
                                                NAN

                                                NUVEEN NEW YORK
                                                DIVIDEND ADVANTAGE
                                                MUNICIPAL FUND 2
                                                NXK

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger



Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 16, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NNY, NNP, NAN, NXK

Portfolio manager Cathryn Steeves discusses national and state economic and municipal market environments, key investment strategies, and the annual performance of these four Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these Funds in July 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED SEPTEMBER 30, 2007?

On September 30, 2007, yields on the benchmark 10-year U.S. Treasury note and the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood about where they were one year earlier. But just looking at the yields on these two dates is misleading. Longer-term municipal bond interest rates actually declined during much of this twelve-month period. This changed in the summer of 2007, as developments in the financial sector, especially in the credit markets, led to increased volatility, tightened liquidity, and a flight to quality. This was particularly evident in August, when market concerns about defaults on subprime mortgages resulted in a liquidity crisis across all fixed income asset classes. The inability to properly value collateralized debt products with exposure to subprime mortgages drove down bond prices and forced some owners of this type of debt to sell holdings into a very weak market. (These Nuveen New York Municipal Closed-End Funds had no exposure to the collateralized debt products that were at the center of this liquidity crisis.)

After 14 months of remaining on the sidelines, the Federal Reserve responded to credit market volatility by cutting the fed funds rate by 50 basis points-from 5.25% to 4.75%- in September 2007. (On October 31, 2007, after the close of this reporting period, the Fed reduced the fed funds rate another 25 basis points to 4.50%.) The decline in short-term municipal bond interest rates and the jump in longer-term municipal bond interest rates produced a slight steepening of the yield curve late in the reporting period. In addition, as the markets repriced risk, credit spreads widened, and higher quality bonds generally outperformed lower quality credits.


Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, expanded at below-trend levels of 2.1% in the fourth quarter of 2006 and 0.6% in the first quarter of 2007, before rebounding sharply to 3.8% in the second quarter of 2007 (all GDP numbers annualized). In the third quarter of 2007, increases in consumer spending, business investment and exports helped GDP growth reach 3.9%. While the Consumer Price Index (CPI) registered a 2.8% year-over-year gain as of September 2007, the increase in this inflation gauge for the first nine months of 2007 was 3.6%, driven largely by rises in energy and food prices. The core CPI (which excludes food and energy prices) rose 2.1% between January and September 2007, remaining just above the Fedunofficial target of 2.0% or lower. The labor market continued to be tight, with a national unemployment rate of 4.7% in September 2007, up from 4.6% in September 2006. September 2007 marked the 49th consecutive month of employment growth, the longest string in U.S. history.

Over the twelve months ended September 2007, municipal bond issuance nationwide totaled $466.6 billion, an increase of 21% from the previous twelve months. During the first nine months of 2007, municipal issuance remained on a record pace, as $319.7 billion in new securities came to market, up 19% over the same period in 2006. A major factor in 2007 volume was the 30% increase in advance refundings,1 driven by attractive borrowing rates for issuers during the first part of the year. For the majority of the period, the strength and diversity of demand for municipal bonds were as important as supply, as the surge in issuance was absorbed by a broad-based universe of traditional and nontraditional buyers, including retail investors, property and casualty insurance companies, hedge funds and arbitragers, and overseas investors.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING THIS REPORTINGPERIOD?

New York state's GDP grew 3.4% in 2006, on par with the national average. The state's economy remained diverse, with financial services, education and health care, professional and business services, retail trade and government serving as key drivers. Although New York has seen its concentration of financial sector jobs drop since the early 1990s, the state continued to have more relative exposure to the financial industry than the rest of the nation on average. Recent events stemming from the subprime mortgage situation led to weaker financial performance by some major New York investment firms, layoffs in their subprime loan divisions, and a slower hiring outlook for the financial industry in New York City. Overall, however, the rate of job creation in New



1 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

York City in 2006 and the first nine months of 2007 was almost twice that of the state as a whole. This reflected continued job losses in the manufacturing industry in upstate New York, especially auto manufacturing. As of September 2007, the unemployment rate in New York was 4.6%, up from 4.3% in September 2006 and above the historical low of 4.0% set in March 2007. Demographic trends in the state continued to lag those at the national level, with population growth of 1.7% over the past six years, compared with the national average of 6.4%, ranking New York 43rd in the nation.

Due chiefly to tax receipt growth, New York ended fiscal 2006-2007 with a $1.5 billion budget surplus. For fiscal 2007-2008, the $120.4 billion state budget called for setting aside more than $1.6 billion in increased reserves, including $175 million to fund a new rainy day reserve established as part of budget reform. New York's budget remained extremely sensitive to fluctuations in the financial services industry, with more than half of the state's general fund receipts generated by personal income taxes, which continued to be heavily dependent on high-income Wall Street employment and capital gains. For much of the past decade, higher-than-projected revenues from this area of the state economy helped to erase potential budget gaps. Despite recent improvements, current forecasts estimate budget deficits of $3.6 billion in fiscal 2008-2009 and $6.6 billion in 2010-2011. Given recent events, we continued to monitor the situation in the financial industry for signs of potential impact on the state's economy and credit rating. As of September 30, 2007, Moody's, Standard & Poor's, and Fitch rated New York general obligation debt at Aa3/AA/AA-, respectively. Both Moody's and Standard & Poor's maintained stable outlooks for the state. For the twelve months ended September 30, 2007, municipal issuance in New York totaled $34.7 billion, down more than 4% from the previous twelve months. During the first nine months of 2007, New York supply was similar to that of January-September 2006, at $21.2 billion, an increase of 1%. For both the twelve-month and year-to date periods, New York ranked as the third largest state issuer in the nation, behind California and Texas. According to Moody's, the state's outstanding debt continued to grow, swelling from $14 billion in 1990 to $48 billion in 2006. As a result, debt service was expected to become an increasingly large burden on state finances.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

In the municipal bond interest rate market environment of the past twelve months, we continued to emphasize a disciplined approach to duration2 management and yield curve positioning.

Although New York issuance remained rather flat during this period, we continued to find opportunities to make purchases with the potential to add value to the Funds. In general, our focus was on buying attractively priced, premium coupon bonds with longer durations. Some of these purchases were made in the charter school, higher education, and health care segments of the market. Toward the end of the period, we also added some short-term insured securities to these Funds. These bonds, many of which had underlying credits with which we were familiar through our research efforts, offered higher yields and attractive pricing in the aftermath of the liquidity crisis.

To generate cash for purchases and to help move the Funds' durations closer to our strategic target, we selectively sold holdings with shorter durations. As interest rates rose late in the period, we also found a variety of opportunities to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

In all four of these Funds, our duration management strategies during this period included the use of inverse floating rate securities,3 a type of derivative financial instrument. The inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing the Funds' income-generation capabilities.

As discussed in past shareholder reports, we also have used forward interest rate swaps (an additional type of derivative instrument) as a duration management tool when we believed this supported our overall investment management strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we employed interest rate swaps in all four of these New York Funds.


2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 9/30/07

                                            1-Year       5-Year       10-Year
NNY4                                         2.79%        3.98%        4.72%
NNP                                          1.90%        4.96%        6.31%
NAN                                          2.07%        5.20%         NA
NXK                                          2.35%        5.46%         NA

Lehman Brothers  NY
Tax-Exempt Bond Index5                       3.19%        3.94%        5.33%

Lipper NY Municipal
Debt Funds Average6                          1.63%        5.16%        5.56%


For the twelve months ended September 30, 2007, the total return on NAV for all four of the Funds in this report underperformed the return on the Lehman Brothers New York Tax-Exempt Bond Index. The returns for all four of the Funds in this report outperformed the average return for their Lipper New York fund peer group.


The major factors that influenced the Funds' returns during this period included the use of financial leverage, duration and yield curve positioning, and allocations to lower-rated credits.


One of the key factors in the annual performance of these Funds relative to that of the unleveraged Lehman Brothers New York Tax-Exempt Bond Index was the use of financial leverage. The returns of these three Funds (NNP, NAN, and NXK) were negatively impacted by their use of leverage during this period; NNY is not leveraged. Although leveraging provides opportunities over time for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the dramatic increase in yields on longer municipal bonds during the last part of this reporting period, the impact of the valuation changes in these bonds was magnified by the use of leverage in NNP, NAN, and NXK. Since NNY is not leveraged, the impact of these changes was much less, which was a major factor in the performance differential between NNY and the other three Funds.


*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



4 NNY is an unleveraged Fund; the remaining three Funds in this report are leveraged.

5 The Lehman Brothers New York Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade New York municipal bonds. Results for the Lehman index do not reflect any expenses.

6 The Lipper New York Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 17 funds; 5 years, 16 funds; and 10 years, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

Among the three leveraged Funds, some of the range in the one-year returns can be attributed to the variation in the amount of leverage used in each Fund. The greater the leverage, the greater the negative impact on that Fund's performance during this period. While the value provided by leverage was limited over this reporting period, we firmly believe that the use of this strategy should work to the benefit of the leveraged Funds over the long term. This is demonstrated by the five-year and ten-year return performances--both in absolute terms and relative to the Lehman Brothers New York Tax-Exempt Bond Index--of the three leveraged Funds in this report.

In the interest rate environment over the past twelve months, bonds in the Lehman Brothers Municipal Bond Index with maturities between two and eight years benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. In general, the New York Funds tended to be most heavily weighted in the intermediate part of the curve and relatively underexposed to the poorly-performing longest part of the curve. Therefore, the Funds' overall yield curve positioning was a net positive for performance during this period.

Credit exposure was also an important factor over this period. As interest rates on longer municipal bonds rose and credit spreads widened, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of September 30, 2007, bonds rated BBB or lower and non-rated bonds accounted for approximately 11% to 16% of these Funds' portfolios. This exposure to lower-rated and non-rated bonds was a negative influence on the Funds' performances for this period.

Generally, any bonds that carried credit risk, regardless of sector, tended to underperform during this period. Revenue bonds in general, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market for this period. Bonds backed by the 1998 master tobacco settlement agreement also performed poorly during this period, due to the overall lower credit quality of the tobacco sector as well as the current ample supply and projected new issuance of these bonds. As of September 30, 2007, each of these Funds held approximately 2% of their portfolios in tobacco bonds. Zero coupon bonds also generally posted poor performance due to their longer durations.

Sectors of the market that performed well during this period included transportation, water and sewer, and special tax-backed issues. Pre-refunded bonds, especially those that were advance refunded before longer municipal interest rates began to rise in mid-2007, and insured credits also performed well during this period.

Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report except NNY use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to short-term interest rates that remained relatively high, which, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in two monthly dividend reductions in NNP, NAN, and NXK over the twelve-month period ended September 30, 2007. The dividend of NNY remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2006 as follows:

                                          Short-Term Capital Gains
               Long-Term Capital Gains      and/or Ordinary Income
                           (per share)                 (per share)

NNP                            $0.0582                     $0.0003
NAN                            $0.0890                          --
NXK                            $0.0842                     $0.0010

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2007, NNY had positive UNII balances for both financial statement and tax purposes, while NNP, NAN, and NXK had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                              9/30/07      Twelve-Month Average
                             Discount          Premium/Discount

NNY                            -4.43%                    -4.52%
NNP                            -7.62%                    -1.62%
NAN                            -4.15%                    +0.53%
NXK                            -4.32%                    +0.13%

NNY
Performance
OVERVIEW

Nuveen New York Municipal Value
Fund, Inc.
                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     54%
AA                      31%
A                        3%
BBB                      6%
BB or Lower              4%
N/R                      2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Oct                           0.0355
Nov                           0.0355
Dec                           0.0355
Jan                           0.0355
Feb                           0.0355
Mar                           0.0355
Apr                           0.0355
May                           0.0355
Jun                           0.0355
Jul                           0.0355
Aug                           0.0355
Sep                           0.0355

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      9.46
                              9.55
                              9.49
                              9.43
                              9.49
                              9.48
                              9.38
                              9.44
                              9.41
                              9.53
                              9.64
                              9.62
                              9.68
                              9.63
                              9.66
                              9.49
                              9.49
                              9.42
                              9.51
                              9.49
                              9.54
                              9.54
                              9.77
                              9.89
                              9.99
                              9.95
                              9.75
                              9.82
                              9.65
                              9.65
                              9.67
                              9.81
                              9.83
                              9.83
                              9.67
                              9.79
                              9.58
                              9.36
                              9.36
                              9.41
                              9.41
                              9.39
                              9.36
                              9.3
                              9.33
                              9.26
                              9.17
                              9.4
                              9.4
                              9.62
                              9.4
                              9.31
9/30/07                       9.5

FUND SNAPSHOT
------------------------------------
Common Share Price             $9.50
------------------------------------
Common Share
Net Asset Value                $9.94
------------------------------------
Premium/(Discount) to NAV     -4.43%
------------------------------------
Market Yield                   4.48%
------------------------------------
Taxable-Equivalent Yield1      6.68%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $150,321
------------------------------------
Average Effective
Maturity on Securities (Years) 16.39
------------------------------------
Modified Duration               5.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.40%         2.79%
------------------------------------
5-Year          4.92%         3.98%
------------------------------------
10-Year         4.14%         4.72%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         23.6%
------------------------------------
Health Care                    14.6%
------------------------------------
U.S. Guaranteed                12.6%
------------------------------------
Education and Civic
   Organizations               10.1%
------------------------------------
Transportation                  7.6%
------------------------------------
Utilities                       6.8%
------------------------------------
Long-Term Care                  6.7%
------------------------------------
Housing/Multifamily             5.1%
------------------------------------
Other                          12.9%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NNP
Performance
OVERVIEW

Nuveen New York
Performance Plus
Municipal Fund, Inc.
                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     57%
AA                      28%
A                        4%
BBB                      7%
BB or Lower              2%
N/R                      2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Oct                           0.0665
Nov                           0.0665
Dec                           0.0665
Jan                           0.0665
Feb                           0.0665
Mar                            0.064
Apr                            0.064
May                            0.064
Jun                            0.061
Jul                            0.061
Aug                            0.061
Sep                            0.061

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      15.84
                              15.76
                              15.52
                              15.4
                              15.59
                              15.76
                              15.92
                              15.9
                              15.92
                              16.05
                              15.83
                              15.87
                              15.84
                              16.09
                              16.15
                              15.98
                              16.03
                              16.12
                              16.34
                              16.25
                              16.25
                              15.99
                              15.86
                              15.94
                              15.954
                              16.07
                              15.86
                              16.25
                              15.94
                              15.74
                              15.836
                              15.93
                              15.73
                              15.6703
                              15.57
                              15.64
                              14.98
                              14.54
                              14.45
                              14.51
                              14.57
                              14.43
                              14.36
                              14.31
                              14.37
                              14.3
                              13.97
                              14.33
                              14.54
                              14.72
                              14.77
                              14.28
9/30/07                       14.3

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.30
------------------------------------
Common Share
Net Asset Value               $15.48
------------------------------------
Premium/(Discount) to NAV     -7.62%
------------------------------------
Market Yield                   5.12%
------------------------------------
Taxable-Equivalent Yield1      7.63%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $233,258
------------------------------------
Average Effective
Maturity on Securities (Years) 16.16
------------------------------------
Leverage-Adjusted Duration      8.89
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.02%         1.90%
------------------------------------
5-Year          4.08%         4.96%
------------------------------------
10-Year         4.01%         6.31%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.9%
------------------------------------
U.S. Guaranteed                16.5%
------------------------------------
Health Care                    13.4%
------------------------------------
Education and Civic
   Organizations               13.3%
------------------------------------
Transportation                  7.7%
------------------------------------
Utilities                       5.7%
------------------------------------
Water and Sewer                 4.2%
------------------------------------
Long-Term Care                  4.2%
------------------------------------
Other                          13.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0585 per share.

NAN
Performance
OVERVIEW

Nuveen New York
Dividend Advantage
Municipal Fund

                as of September 30, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     53%
AA                      29%
A                        5%
BBB                      6%
BB or Lower              5%
N/R                      2%


Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Oct                           0.0655
Nov                           0.0655
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                            0.063
Jul                            0.063
Aug                            0.063
Sep                           0.0595

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06 15.65
                              15.72
                              15.54
                              15.36
                              15.41
                              15.52
                              15.57
                              15.53
                              15.63
                              16.04
                              15.72
                              15.65
                              15.74
                              15.66
                              15.62
                              15.4925
                              15.85
                              15.8
                              15.8
                              15.95
                              15.45
                              15.7
                              15.76
                              15.69
                              15.44
                              15.51
                              15.44
                              15.49
                              15.4
                              15.35
                              15.5
                              15.57
                              15.68
                              15.49
                              15.48
                              15.17
                              15.14
                              15.05
                              14.93
                              14.82
                              14.96
                              14.72
                              14.43
                              14.41
                              14.56
                              14.47
                              13.9
                              14.01
                              14.49
                              14.58
                              14.55
                              14.33
9/30/07                       14.33

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.33
------------------------------------
Common Share
Net Asset Value               $14.95
------------------------------------
Premium/(Discount) to NAV     -4.15%
------------------------------------
Market Yield                   4.98%
------------------------------------
Taxable-Equivalent Yield1      7.42%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $138,504
------------------------------------
Average Effective
Maturity on Securities (Years) 17.49
------------------------------------
Leverage-Adjusted Duration      8.58
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.86%         2.07%
------------------------------------
5-Year          4.83%         5.20%
------------------------------------
Since
Inception       5.67%         6.76%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    25.5%
------------------------------------
Tax Obligation/Limited         21.4%
------------------------------------
Education and Civic
   Organizations               13.2%
------------------------------------
Transportation                  8.4%
------------------------------------
U.S. Guaranteed                 7.6%
------------------------------------
Tax Obligation/General          5.3%
------------------------------------
Utilities                       4.5%
------------------------------------
Other                          14.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0890 per share.

NXK
Performance
OVERVIEW

Nuveen New York
Dividend Advantage
Municipal Fund 2
                as of September 30, 2007

Pie chart:
AAA/U.S. Guaranteed     59%
AA                      21%
A                        4%
BBB                      9%
BB or Lower              5%
N/R                      2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Oct                           0.0655
Nov                           0.0655
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                             0.06
Jul                             0.06
Aug                             0.06
Sep                             0.06

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      15.48
                              15.5
                              15.34
                              14.76
                              14.85
                              15.25
                              15.5
                              15.5
                              15.4601
                              15.8
                              16.2
                              15.95
                              15.74
                              15.66
                              15.72
                              15.56
                              15.2
                              15.83
                              15.9
                              15.72
                              15.75
                              15.65
                              15.75
                              15.6
                              15.39
                              15.48
                              15.5
                              15.55
                              15.4
                              15.43
                              15.45
                              15.46
                              15.27
                              15.2
                              15
                              14.98
                              14.4
                              14.1
                              14.09
                              14.0999
                              14.16
                              14.136
                              13.82
                              13.87
                              14
                              13.83
                              13.41
                              13.91
                              13.9
                              14.06
                              14.2
                              14.19
9/30/07                       14.16


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.16
------------------------------------
Common Share
Net Asset Value               $14.80
------------------------------------
Premium/(Discount) to NAV     -4.32%
------------------------------------
Market Yield                   5.08%
------------------------------------
Taxable-Equivalent Yield1      7.57%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $96,144
------------------------------------
Average Effective
Maturity on Securities (Years) 16.86
------------------------------------
Leverage-Adjusted Duration      8.46
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.20%         2.35%
------------------------------------
5-Year          5.83%         5.46%
------------------------------------
Since
Inception       5.54%         6.89%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         20.4%
------------------------------------
Health Care                    16.0%
------------------------------------
Transportation                 11.8%
------------------------------------
U.S. Guaranteed                11.7%
------------------------------------
Education and Civic
   Organizations               11.5%
------------------------------------
Utilities                       8.4%
------------------------------------
Tax Obligation/General          7.9%
------------------------------------
Other                          12.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0852 per share.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 (the "Funds") as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other applicable auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
November 20, 2007

                        NNY
                        Nuveen New York Municipal Value Fund, Inc.
                        Portfolio of INVESTMENTS
                                                              September 30, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.4% (1.4% OF TOTAL INVESTMENTS)

$         275   New York City Industrial Development Agency, New York, Liberty        9/15 at 100.00        BBB-     $      262,611
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35

        1,950   Seneca Nation of Indians Capital Improvements Authority,              6/17 at 100.00          BB          1,865,604
                 New York, Special Obligation Bonds, Series 2007A,
                 5.000%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Consumer Discretionary                                                                              2,128,215
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.5% (1.6% OF TOTAL INVESTMENTS)

          300   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            300,051
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          435   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            433,173
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          225   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00         BBB            222,575
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        1,085    4.750%, 6/01/22                                                      6/16 at 100.00         BBB          1,037,922
          345    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            334,826

------------------------------------------------------------------------------------------------------------------------------------
        2,390   Total Consumer Staples                                                                                    2,328,547
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.1% (9.1% OF TOTAL INVESTMENTS)

                Albany Industrial Development Agency, New York, Revenue Bonds,
                Albany Law School, Series 2000A:
          600    5.700%, 10/01/20 - RAAI Insured                                     10/10 at 100.00          AA            618,312
          750    5.750%, 10/01/30 - RAAI Insured                                     10/10 at 100.00          AA            768,263

          275   Albany Industrial Development Agency, New York, Revenue               7/17 at 100.00         BBB            269,178
                 Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31

          115   Albany Industrial Development Agency, New York, Revenue               4/17 at 100.00         N/R            107,208
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

           90   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             89,275
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,175   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA          1,145,002
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

          800   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 102.00          AA            824,352
                 Bonds, D'Youville College, Series 2001, 5.250%, 7/01/20 -
                 RAAI Insured

          615   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            695,258
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00          AA          1,300,950
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

          750   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 102.00          AA            783,990
                 Pratt Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

                Dormitory Authority of the State of New York, Second General
                Resolution Consolidated Revenue Bonds, City University System,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                        No Opt. Call         AA-          1,127,080
        1,400    6.000%, 7/01/20                                                        No Opt. Call         AA-          1,625,890

        1,175   Dutchess County Industrial Development Agency, New York,              8/17 at 100.00          A3          1,106,216
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         265   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-     $      265,623
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          245   New York City Industrial Development Agency, New York, Civic         10/14 at 100.00          A-            244,998
                 Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,100   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,127,841
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          505   New York City Industrial Development Agency, New York,                9/16 at 100.00         AAA            566,221
                 PILOT Revenue Bonds Yankee Stadium Project, Residual
                 Series 07-1032, 6.250%, 3/01/39 - FGIC Insured (IF)

          150   New York City Industrial Development Agency, New York,                9/16 at 100.00         Aaa            163,869
                 Revenue Bonds, Yankee Stadium Pilots, Trust 2148,
                 6.892%, 3/01/36 - MBIA Insured (IF)

          575   New York City Trust for Cultural Resources, New York, Revenue         7/10 at 101.00           A            608,396
                 Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

          170   Seneca County Industrial Development Authority, New York,            10/17 at 100.00         BBB            169,106
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       13,005   Total Education and Civic Organizations                                                                  13,607,028
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.2% (1.3% OF TOTAL INVESTMENTS)

          400   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-            427,244
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,305   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          1,457,294
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        1,705   Total Financials                                                                                          1,884,538
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.5% (13.6% OF TOTAL INVESTMENTS)

          490   Cattaraugus County Industrial Development Agency, New York,           8/08 at 102.00          AA            500,261
                 Revenue Bonds, Olean General Hospital, Series 1998A,
                 5.250%, 8/01/23

        2,250   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          2,298,375
                 Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph
                 Gurwin Jewish Geriatric Center of Long Island, Series 1997,
                 5.700%, 2/01/37 - AMBAC Insured

        1,005   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,036,376
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

          700   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            731,206
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,800   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          1,823,742
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          1,331,988
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        2,350   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          2,417,821
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          1,049,340
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

          250   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00        Baa1            252,133
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,595   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          1,729,076
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            513,215
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23


                                       19

NNY
Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1     $      506,965
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          290   Livingston County Industrial Development Agency, New York,            7/10 at 100.00          BB            291,830
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

          575   Nassau County Industrial Development Agency, New York,                  No Opt. Call          A3            600,053
                 Revenue Refunding Bonds, North Shore Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          500   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA            513,780
                 Health System Revenue Bonds, Series 1999A, 5.125%, 2/15/14 -
                 AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,175    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,243,667
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,058,440

          490   New York City Industrial Development Agency, New York, Civic          7/12 at 100.00          B2            496,948
                 Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2001B, 6.375%, 7/01/31

          250   New York City Industrial Development Agency, New York, Civic          7/12 at 101.00          B2            255,520
                 Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          320   New York State Dormitory Authority, Revenue Bonds, North Shore        5/17 at 100.00          A3            319,984
                 Jewish Obligated Group, Series 2007A, 5.000%, 5/01/32

          825   Newark-Wayne Community Hospital, New York, Hospital Revenue           3/08 at 100.00         N/R            825,908
                 Refunding and Improvement Bonds, Series 1993A,
                 7.600%, 9/01/15

          500   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          B+            526,400
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       19,615   Total Health Care                                                                                        20,323,028
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.0% (5.1% OF TOTAL INVESTMENTS)

          400   East Syracuse Housing Authority, New York, FHA-Insured Section 8      4/10 at 102.00         AAA            425,928
                 Assisted Revenue Refunding Bonds, Bennet Project,
                 Series 2001A, 6.700%, 4/01/21

        1,690   New York City Housing Development Corporation, New York,              7/15 at 100.00         AAA          1,760,997
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,000    5.400%, 11/01/21                                                     5/11 at 101.00          AA          1,040,660
        1,000    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,029,530
        1,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          1,029,040

          480   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            480,139
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

          440   New York State Housing Finance Agency, Secured Mortgage               8/11 at 100.00         Aa1            451,471
                 Program Multifamily Housing Revenue Bonds, Series 2001E,
                 5.600%, 8/15/20 (Alternative Minimum Tax)

        1,275   Westchester County Industrial Development Agency, New York,           8/11 at 102.00         Aaa          1,344,985
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Living
                 Independently for the Elderly Inc., Series 2001A, 5.375%, 8/20/21

------------------------------------------------------------------------------------------------------------------------------------
        7,285   Total Housing/Multifamily                                                                                 7,562,750
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.7% (3.7% OF TOTAL INVESTMENTS)

          950   New York State Mortgage Agency, Homeowner Mortgage Revenue            4/15 at 100.00         Aa1            910,585
                 Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)

        3,750   New York State Mortgage Agency, Homeowner Mortgage Revenue            9/08 at 101.00         Aa1          3,806,773
                 Bonds, Series 73A, 5.250%, 10/01/17 (Alternative Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa            828,660
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,540   Total Housing/Single Family                                                                               5,546,018
------------------------------------------------------------------------------------------------------------------------------------

                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.6% (6.7% OF TOTAL INVESTMENTS)

$       1,000   Babylon Industrial Development Agency, New York, Revenue              8/09 at 101.00         AAA     $    1,049,870
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00         AAA          1,023,290
                 Mortgage Nursing Home Revenue Bonds, Eger Healthcare
                 Center of Staten Island, Series 1998, 5.100%, 2/01/28
        2,810   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00          AA          2,870,778
                 Mortgage Nursing Home Revenue Bonds, Hebrew Home for
                 the Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,535   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AA-          1,552,468
                 Mortgage Revenue Bonds, German Masonic Home Corporation,
                 Series 1996, 5.950%, 8/01/26

        2,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          2,004,580
                 Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
                 Series 1996, 6.125%, 2/01/36

          450   Dormitory Authority of the State of New York, GNMA                    2/17 at 103.00          AA            473,202
                 Collateralized Revenue Bonds, Cabrini of Westchester Project,
                 Series 2006, 5.200%, 2/15/41

          270   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            274,666
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

          135   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A            129,990
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

          530   New York City Industrial Development Agency, New York, Civic          7/11 at 101.00         N/R            555,901
                 Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
        9,730   Total Long-Term Care                                                                                      9,934,745
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.9% (3.0% OF TOTAL INVESTMENTS)

          750   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00          AA            814,043
                 Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,000    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,061,880
          400    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA            422,952

        2,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          2,123,180
                 Series 2005F-1, 5.000%, 9/01/19 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,150   Total Tax Obligation/General                                                                              4,422,055
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 23.4% (23.6% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA          1,069,740
                 Series 2003A, 5.250%, 11/01/21

                Dormitory Authority of the State of New York, Department of
                Health Revenue Bonds, Series 2005A:
          395    5.250%, 7/01/24 - CIFG Insured                                       7/15 at 100.00         AAA            419,103
          250    5.000%, 7/01/25 - CIFG Insured                                       7/15 at 100.00         AAA            259,670

            5   Dormitory Authority of the State of New York, Improvement             2/08 at 100.00         AAA              5,029
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1996B, 5.375%, 2/15/26 - FSA Insured

          380   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            391,442
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        1,810   Dormitory Authority of the State of New York, Service Contract        4/12 at 100.00         AA-          1,912,645
                 Bonds, Child Care Facilities Development Program, Series 2002,
                 5.375%, 4/01/16

          275   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            289,704
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          350   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            389,022
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,108,180
        1,000    5.000%, 11/15/30                                                    11/12 at 100.00          AA          1,022,860

        1,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          1,032,960
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            561,445
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34


                                       21

NNY
Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$         740    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA     $      773,248
          550    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            574,030
        1,510    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,570,385

        1,200   New York City Transitional Finance Authority, New York, Building      1/17 at 100.00         AAA          1,256,712
                 Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 -
                 FGIC Insured

        1,330   New York City Transitional Finance Authority, New York, Future        2/13 at 100.00         AAA          1,390,728
                 Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

        1,530   New York City Transitional Finance Authority, New York, Future       11/17 at 100.00         AAA          1,611,121
                 Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27

        1,000   New York Convention Center Development Corporation, Hotel Unit       11/15 at 100.00         AAA          1,023,210
                 Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured

        1,000   New York State Environmental Facilities Corporation, Infrastructure   3/14 at 100.00         AA-          1,044,000
                 Revenue Bonds, Series 2003A, 5.000%, 3/15/21

          840   New York State Housing Finance Agency, State Personal Income          9/15 at 100.00         AAA            865,847
                 Tax Revenue Bonds, Economic Development and Housing,
                 Series 2006A, 5.000%, 3/15/36

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        2,450    5.500%, 4/01/20 - AMBAC Insured                                        No Opt. Call         AAA          2,779,182
        1,000    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          1,054,620

        1,175   New York State Thruway Authority, Highway and Bridge Trust           10/17 at 100.00          AA          1,233,033
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

        1,620   New York State Thruway Authority, State Personal Income Tax           3/12 at 100.00         AAA          1,702,588
                 Revenue Bonds, Series 2002A, 5.125%, 3/15/21

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,800    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,915,470
        2,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,122,040

        1,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          1,068,360
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        1,625   New York State Urban Development Corporation, Service Contract          No Opt. Call         AA-          1,718,779
                 Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

          600   New York State Urban Development Corporation, Special Project           No Opt. Call         AA-            694,368
                 Revenue Bonds, University Facilities Grants, Series 1995,
                 5.875%, 1/01/21

        1,230   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          1,276,088
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.000%, 4/15/16 - AMBAC Insured

           60   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-             62,513
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       33,285   Total Tax Obligation/Limited                                                                             35,198,122
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 7.6% (7.6% OF TOTAL INVESTMENTS)

          180   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            187,180
                 Series 2001A, 5.625%, 7/15/25

          500   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA            541,320
                 Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 -
                 AMBAC Insured

        1,100   New York City Industrial Development Agency, New York, Special       12/08 at 102.00         BB+          1,008,095
                 Facilities Revenue Bonds, British Airways PLC, Series 1998,
                 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B          1,125,870
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)

          670   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            694,073
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$         400   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA     $      416,272
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

          500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA            515,780
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
          500    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            534,030
        1,000    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,045,490
          435    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            453,057

          430   Port Authority of New York and New Jersey, One Hundred and            8/17 at 100.00         Aaa            489,632
                 Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                 6.651%, 8/15/32 - FSA Insured (IF)

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          2,610,550
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            888,709
          800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA            850,888

------------------------------------------------------------------------------------------------------------------------------------
       10,795   Total Transportation                                                                                     11,360,946
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.5% (12.6% OF TOTAL INVESTMENTS) (4)

          220   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00     N/R (4)            238,445
                 Series 2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)

        2,980   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          3,511,451
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

           25   Dormitory Authority of the State of New York, Suffolk County,        10/07 at 108.43    Baa1 (4)             33,088
                 Lease Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14 (ETM)

        3,125   East Rochester Housing Authority, New York, FHA-Insured               8/08 at 101.00         AAA          3,201,623
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1998A, 5.250%, 8/01/38 (Pre-refunded 8/01/08)

          325   Erie County Tobacco Asset Securitization Corporation, New York,       7/10 at 101.00         AAA            348,995
                 Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.000%, 7/15/20 (Pre-refunded 7/15/10)

           50   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA             51,052
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

          960   Metropolitan Transportation Authority, New York, Commuter            11/07 at 102.00         AAA            980,208
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            160,875
          540    6.150%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            572,314

          450   New York City Industrial Development Agency, New York,                7/10 at 102.00     N/R (4)            495,369
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

           20   New York City, New York, General Obligation Bonds, Fiscal            10/07 at 101.00         Aaa             20,221
                 Series 1997G, 6.000%, 10/15/26 (Pre-refunded 10/15/07)

          750   Niagara Falls City School District, Niagara County, New York,         6/09 at 101.00    BBB- (4)            796,283
                 Certificates of Participation, High School Facility, Series 2000,
                 6.625%, 6/15/28 (Pre-refunded 6/15/09)

        1,000   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          1,135,150
                 Water Treatment Plant Bonds, Series 1994, 7.250%, 11/01/11 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

        2,600   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          2,960,566
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded 1/01/22)

        1,500   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)          1,641,165
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)


                                       23

NNY
Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (4) (continued)

$       1,250   Westchester Tobacco Asset Securitization Corporation, New York,       7/10 at 101.00         AAA     $    1,368,788
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        1,120   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00    BBB- (4)          1,229,592
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       17,065   Total U.S. Guaranteed                                                                                    18,745,185
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.8% (6.8% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,500    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          1,581,390
        1,500    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          1,575,825

          250   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA            257,703
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

        1,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          1,003,000
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP,
                 Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

        1,500   New York State Energy Research and Development Authority,             3/08 at 101.50         AAA          1,515,765
                 Pollution Control Revenue Bonds, New York State Electric and
                 Gas Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA Insured

          500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            511,105
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            254,928
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001C,
                 5.625%, 11/15/24 (Mandatory put 11/15/14)
                 (Alternative Minimum Tax)

        1,500   Power Authority of the State of New York, General Revenue Bonds,     11/10 at 100.00         Aa2          1,558,620
                 Series 2000A, 5.250%, 11/15/40

          345   Power Authority of the State of New York, General Revenue Bonds,     11/15 at 100.00         AAA            367,104
                 Series 2006A, 5.000%, 11/15/19 - FGIC Insured

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,000    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            978,630
          575    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            551,011

------------------------------------------------------------------------------------------------------------------------------------
        9,920   Total Utilities                                                                                          10,155,081
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 1.9% (1.9% OF TOTAL INVESTMENTS)

          415   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            444,502
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          1,607,505
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

          740   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+            791,970
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19
------------------------------------------------------------------------------------------------------------------------------------
        2,655   Total Water and Sewe                                                                                      2,843,977
------------------------------------------------------------------------------------------------------------------------------------
$     139,365   Total Long-Term Investments (cost $141,098,184) - 97.1%                                                 146,040,235
=============-----------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                       RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.0% (2.0% OF TOTAL INVESTMENTS)

$       1,475   Clinton County Industrial Development Authority, New York,                                   A-1     $    1,475,000
                 Civic Facility Revenue Bonds, Champlain Valley Physicians
                 Hospital Medical Center, Variable Rate Demand Obligations,
                 Series 2007B, 6.000%, 7/01/42 - RAAI Insured
                 (Alternative Minimum Tax) (5)

        1,480   Dormitory Authority of the State of New York, Variable Rate                               VMIG-1          1,480,000
                 Demand Revenue Bonds, Pratt Institute Project, Series 2005,
                 6.000%, 7/01/34 (5)
------------------------------------------------------------------------------------------------------------------------------------
$       2,955   Total Short-Term Investments (cost $2,955,000)                                                            2,955,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $144,053,184) - 99.1%                                                           148,995,235
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      1,326,143
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 150,321,378
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2007:
                                    FUND                                         FIXED RATE                              UNREALIZED
                 NOTIONAL    PAY/RECEIVE       FLOATING RATE    FIXED RATE          PAYMENT   EFFECTIVE   TERMINATION  APPRECIATION
COUNTERPARTY       AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)       FREQUENCY     DATE (6)         DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $4,200,000            Pay   3-Month USD-LIBOR         5.902%   Semi-Annually     7/01/08       7/01/33      $239,981
Royal Bank
   of Canada    2,700,000            Pay                SIFM         4.335        Quarterly     8/06/08       8/06/37        83,867
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $323,848
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM-The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        NNP
                        Nuveen New York Performance Plus Municipal Fund, Inc. Portfolio of INVESTMENTS
                                                              September 30, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.2% (0.2% OF TOTAL INVESTMENTS)

$         685   New York City Industrial Development Agency, New York, Liberty        9/15 at 100.00        BBB-     $      654,141
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.5% (1.7% OF TOTAL INVESTMENTS)

          615   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            615,105
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB          1,016,530
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          570   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00         BBB            563,855
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        2,900    4.750%, 6/01/22                                                      6/16 at 100.00         BBB          2,774,169
          930    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            902,574

------------------------------------------------------------------------------------------------------------------------------------
        6,015   Total Consumer Staples                                                                                    5,872,233
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 18.7% (12.3% OF TOTAL INVESTMENTS)

          655   Albany Industrial Development Agency, New York, Revenue Bonds,        7/17 at 100.00         BBB            641,134
                 Albany Law School, Series 2007A, 5.000%, 7/01/31

          275   Albany Industrial Development Agency, New York, Revenue Bonds,        4/17 at 100.00         N/R            256,366
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37

        2,700   Brookhaven Industrial Development Agency, New York, Revenue          12/07 at 101.00          A3          2,733,750
                 Bonds, St. Joseph's College, Series 2000, 6.000%, 12/01/20

        1,285   Cattaraugus County Industrial Development Agency, New York,           9/08 at 101.00        BBB-          1,300,664
                 Revenue Bonds, St. Bonaventure University, Series 1998B,
                 5.000%, 9/15/13

           90   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             89,275
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,000   Dormitory Authority of the State of New York, Consolidated              No Opt. Call         AAA          1,085,890
                 Revenue Bonds, City University System, Series 1993B,
                 6.000%, 7/01/14 - FSA Insured

        2,815   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA          2,743,133
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

        2,120   Dormitory Authority of the State of New York, General Revenue           No Opt. Call         AAA          2,406,772
                 Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 -
                 AMBAC Insured

          730   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            825,265
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

          580   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         AAA            610,537
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        8,345   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00          AA          8,685,141
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,250    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,306,650
        1,000    6.000%, 7/01/24 - RAAI Insured                                       7/09 at 102.00          AA          1,045,320
        3,810    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA          3,982,669

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AA-          2,832,550
                 State University Educational Facilities, Series 1993A,
                 5.875%, 5/15/17


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, Third General
                Resolution Consolidated Revenue Bonds, City University System,
                Series 1998-2:
$       1,490    5.000%, 7/01/17 - FSA Insured                                        7/08 at 101.00         AAA     $    1,520,456
          475    5.000%, 7/01/18 - FSA Insured                                        7/08 at 101.00         AAA            484,134

        2,800   Dutchess County Industrial Development Agency, New York,              8/17 at 100.00          A3          2,636,088
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36

          635   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            636,492
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

                Monroe County Industrial Development Agency, New York,
                Civic Facility Revenue Bonds, St. John Fisher College, Series 1999:
        1,000    5.375%, 6/01/17 - RAAI Insured                                       6/09 at 102.00          AA          1,029,950
        2,365    5.375%, 6/01/24 - RAAI Insured                                       6/09 at 102.00          AA          2,410,148

          580   New York City Industrial Development Agency, New York, Civic         10/14 at 100.00          A-            579,994
                 Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

          850   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-            871,514
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        1,205   New York City Industrial Development Agency, New York, PILOT          9/16 at 100.00         AAA          1,351,082
                 Revenue Bonds Yankee Stadium Project, Residual
                 Series 07-1032, 6.250%, 3/01/39 - FGIC Insured (IF)

          300   New York City Industrial Development Agency, New York,                9/16 at 100.00         Aaa            327,738
                 Revenue Bonds, Yankee Stadium Pilots, Trust 2148,
                 6.892%, 3/01/36 - MBIA Insured (IF)

          750   New York City Trust for Cultural Resources, New York, Revenue         7/10 at 101.00           A            793,560
                 Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

          420   Seneca County Industrial Development Authority, New York,            10/17 at 100.00         BBB            417,791
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       42,025   Total Education and Civic Organizations                                                                  43,604,063
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          1,068,110
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,740   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          1,943,058
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        2,740   Total Financials                                                                                          3,011,168
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.0% (12.4% OF TOTAL INVESTMENTS)

           50   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA             50,267
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

          880   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00          AA            901,877
                 Mortgage Hospital Revenue Bonds, St. James Mercy Hospital,
                 Series 1998, 5.250%, 2/01/18

        1,235   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,273,557
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        1,700   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,775,786
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        4,500   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          4,559,355
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

        3,750   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          3,995,963
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20


                                       27

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       8,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00         AAA     $    8,317,439
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        1,200   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         Ba2          1,211,124
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        5,600   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          5,761,616
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        3,400   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          3,567,756
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

        2,925   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          3,170,876
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,800   Dormitory Authority of the State of New York, Revenue Bonds,         11/16 at 100.00          A3          1,794,618
                 North Shore Long Island Jewish Obligated Group,
                 Series 2005A, 5.000%, 11/01/34

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1          1,283,038
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          900   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            912,537
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,000    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,058,440
        1,250    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,323,050

          735   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2            745,422
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

          735   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            751,229
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          635   New York State Dormitory Authority, Revenue Bonds,                    5/17 at 100.00          A3            634,968
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.000%, 5/01/32

        1,100   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          B+          1,158,080
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       42,645   Total Health Care                                                                                        44,246,998
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.9% (3.8% OF TOTAL INVESTMENTS)

        4,530   New York City Housing Development Corporation, New York,              7/15 at 100.00         AAA          4,720,305
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,610    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,657,543
        2,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          2,058,080
                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          910    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            926,380
          450    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            457,173

        1,500   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA          1,552,680
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

        1,160   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA          1,160,336
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

        1,100   New York State Housing Finance Agency, Secured Mortgage               8/09 at 101.00         Aa1          1,126,125
                 Program Multifamily Housing Revenue Bonds, Series 1999I,
                 6.200%, 2/15/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,260   Total Housing/Multifamily                                                                                13,658,622
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 5.3% (3.5% OF TOTAL INVESTMENTS)

$         835   New York State Mortgage Agency, Homeowner Mortgage Revenue            4/17 at 100.00         Aa1     $      832,453
                 Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative
                 Minimum Tax)

        2,295   New York State Mortgage Agency, Homeowner Mortgage Revenue            4/15 at 100.00         Aa1          2,199,780
                 Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)

        1,250   New York State Mortgage Agency, Homeowner Mortgage Revenue            9/08 at 101.00         Aa1          1,268,925
                 Bonds, Series 73A, 5.250%, 10/01/17 (Alternative Minimum Tax)

          345   New York State Mortgage Agency, Homeowner Mortgage Revenue           10/09 at 100.00         Aa1            357,682
                 Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

        6,025   New York State Mortgage Agency, Homeowner Mortgage Revenue            4/11 at 100.00         Aa1          6,100,554
                 Bonds, Series 97, 5.500%, 4/01/31 (Alternative Minimum Tax)

        1,660   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa          1,637,590
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,410   Total Housing/Single Family                                                                              12,396,984
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 6.5% (4.2% OF TOTAL INVESTMENTS)

        2,805   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00          AA          2,865,672
                 Mortgage Nursing Home Revenue Bonds, Hebrew Home for
                 the Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,100   Dormitory Authority of the State of New York, GNMA Collateralized     2/17 at 103.00          AA          1,156,716
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41

          645   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            656,146
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

        1,375   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 102.00           A          1,467,043
                 Miriam Osborn Memorial Home Association, Series 2000B,
                 6.375%, 7/01/29 - ACA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Providence Rest, Series 2005:
           50    5.125%, 7/01/30 - ACA Insured                                        7/15 at 100.00           A             49,532
          425    5.000%, 7/01/35 - ACA Insured                                        7/15 at 100.00           A            409,228

        1,350   New York City Industrial Development Agency, New York, Civic          7/11 at 101.00         N/R          1,415,975
                 Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

          550   New York State Medical Care Facilities Finance Agency,                2/08 at 100.00         AA+            554,615
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        2,755   Oswego County Industrial Development Agency, New York,                2/09 at 101.00         AAA          2,832,884
                 FHA-Insured Mortgage Assisted Civic Facility Revenue Bonds,
                 Bishop Commons Inc., Series 1999A, 5.375%, 2/01/49

        3,560   Syracuse Housing Authority, New York, FHA-Insured Mortgage            2/08 at 102.00         AAA          3,650,709
                 Revenue Bonds, Loretto Rest Residential Healthcare Facility,
                 Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
       14,615   Total Long-Term Care                                                                                     15,058,520
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 4.5% (3.0% OF TOTAL INVESTMENTS)

        1,800   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00          AA          1,953,702
                 Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        2,500    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          2,654,700
        1,000    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,057,380

        3,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          3,184,770
                 Series 2005F-1, 5.000%, 9/01/19 - XLCA Insured

                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          200    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            209,216
          200    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            209,216

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          750    5.250%, 7/01/23                                                      1/08 at 100.00          A3            752,340
          500    5.250%, 7/01/24                                                      1/08 at 100.00          A3            501,560

------------------------------------------------------------------------------------------------------------------------------------
        9,950   Total Tax Obligation/General                                                                             10,522,884
------------------------------------------------------------------------------------------------------------------------------------


                                       29

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 33.4% (21.9% OF TOTAL INVESTMENTS)

$       2,400   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA     $    2,513,592
                 Series 2003A, 5.000%, 11/01/23

          250   Dormitory Authority of the State of New York, Department of           7/15 at 100.00         AAA            259,670
                 Health Revenue Bonds, Series 2005A, 5.000%, 7/01/25 -
                 CIFG Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           10    5.875%, 2/15/18 - FSA Insured                                        8/10 at 100.00         AAA             10,599
           10    5.875%, 2/15/19 - FSA Insured                                        8/10 at 100.00         AAA             10,599
           15    8/15/19 - FSA Insured                                                8/10 at 100.00         AAA             15,898

                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Nassau County Board of Cooperative Educational
                Services, Series 2001A:
        1,265    5.250%, 8/15/17 - FSA Insured                                        8/11 at 100.00         AAA          1,333,348
        1,385    5.250%, 8/15/18 - FSA Insured                                        8/11 at 100.00         AAA          1,459,070

          955   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            983,755
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,042,860
                 Mental Health Services Facilities Improvements, Series 2005D1,
                 5.000%, 8/15/23 - FGIC Insured

          690   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            726,894
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        5,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          5,270,450
        2,500    5.000%, 11/15/30                                                    11/12 at 100.00          AA          2,557,150

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,175    5.750%, 7/01/18                                                        No Opt. Call         AA-          2,487,569
        2,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          2,065,920
        1,300    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          1,333,917

        1,680   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB          1,684,334
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        2,670    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          2,789,963
        2,125    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA          2,217,841
        1,520    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,580,785

        3,100   New York City Transitional Finance Authority, New York,               1/17 at 100.00         AAA          3,246,506
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        2,665   New York City Transitional Finance Authority, New York, Future        2/13 at 100.00         AAA          2,786,684
                 Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

        3,640   New York City Transitional Finance Authority, New York, Future       11/17 at 100.00         AAA          3,832,993
                 Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27

        1,800   New York Convention Center Development Corporation, Hotel            11/15 at 100.00         AAA          1,841,778
                 Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,044,000
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        2,030   New York State Housing Finance Agency, State Personal Income          9/15 at 100.00         AAA          2,092,463
                 Tax Revenue Bonds, Economic Development and Housing,
                 Series 2006A, 5.000%, 3/15/36

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        5,600    5.500%, 4/01/20 - AMBAC Insured                                        No Opt. Call         AAA          6,352,416
        1,000    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          1,054,620

        2,800   New York State Thruway Authority, Highway and Bridge Trust           10/17 at 100.00          AA          2,938,292
                 Fund Bonds, Series 2007, 5.000%, 4/01/27


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       6,500   New York State Thruway Authority, State Personal Income Tax           3/12 at 100.00         AAA     $    6,831,369
                 Revenue Bonds, Series 2002A, 5.125%, 3/15/21

        6,700   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AAA          7,129,804
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

        3,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          3,205,080
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        3,715   New York State Urban Development Corporation, Service                   No Opt. Call         AA-          3,929,393
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        1,300   New York State Urban Development Corporation, State                   3/15 at 100.00         AAA          1,347,047
                 Personal Income Tax Revenue Bonds, Series 2005B,
                 5.000%, 3/15/30 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       73,800   Total Tax Obligation/Limited                                                                             77,976,659
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.8% (7.7% OF TOTAL INVESTMENTS)

        1,095   Albany Parking Authority, New York, Revenue Bonds,                   10/11 at 101.00        BBB+          1,153,429
                 Series 2001B, 5.250%, 10/15/12

        1,500   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call         AAA          1,628,970
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured

        1,900   New York City Industrial Development Agency, New York, Special       12/08 at 102.00         BB+          1,741,255
                 Facilities Revenue Bonds, British Airways PLC, Series 1998,
                 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,430   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          1,481,380
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

        1,100   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          1,144,748
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

        1,000   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          1,031,560
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
        2,300    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          2,404,627
        1,080    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA          1,124,831

        1,925   Port Authority of New York and New Jersey, Consolidated Revenue      10/07 at 101.00         AAA          1,946,964
                 Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 - MBIA Insured (Alternative Minimum Tax)

        1,025   Port Authority of New York and New Jersey, One Hundred                8/17 at 100.00         Aaa          1,167,147
                 and Forty Eighth Consolidated Revenue Bonds, RITES
                 Trust 1516, 6.651%, 8/15/32 - FSA Insured (IF)

        2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,       12/07 at 101.00        CCC+          2,041,102
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

        2,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         Aa2          2,073,900
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

        5,750   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          6,004,265
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

        2,400   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/12 at 100.00         AAA          2,552,664
                 Lien General Purpose Revenue Refunding Bonds,
                 Series 2002E, 5.250%, 11/15/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,545   Total Transportation                                                                                     27,496,842
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 25.3% (16.5% OF TOTAL INVESTMENTS) (4)

        1,500   Albany Industrial Development Agency, New York, Revenue              12/09 at 101.00      AA (4)          1,616,535
                 Bonds, Albany Law School, Series 1999A, 6.750%, 12/01/29
                 (Pre-refunded 12/01/09) - RAAI Insured

        1,520   Dormitory Authority of the State of New York, FHA-Insured             2/13 at 102.00         AAA          1,664,066
                 Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
                 Geriatric Center Inc., Series 2002, 5.200%, 2/01/32
                 (Pre-refunded 2/01/13)


                                       31

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
$          25    5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         Aaa     $       26,630
          155    5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         AAA            165,106
           20    5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         Aaa             21,304
          155    5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         AAA            165,106
           25    5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         Aaa             26,630
          180    5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         AAA            191,736

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/12 at 100.00         AAA          1,082,160
                 Columbia University, Series 2002B, 5.375%, 7/01/19
                 (Pre-refunded 7/01/12)

        5,535   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          5,933,963
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/17 (Pre-refunded 5/15/12) - FGIC Insured

          815   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA            875,171
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

        5,000   Long Island Power Authority, New York, Electric System General        9/11 at 100.00         Aaa          5,341,850
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax       10/15 at 100.00         AAA          5,285,700
                 Fund Bonds, Series 1998A, 4.500%, 4/01/18
                 (Pre-refunded 10/01/15) - FGIC Insured

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            429,000
          595    6.150%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            630,605

        2,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00         AAA          2,653,550
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.500%, 7/15/27 (Pre-refunded 7/15/09)

        1,150   New York City Industrial Development Agency, New York, Civic          7/10 at 102.00     N/R (4)          1,265,943
                 Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

        1,000   New York City Trust for Cultural Resources, New York, Revenue         7/09 at 101.00         AAA          1,047,830
                 Bonds, American Museum of Natural History, Series 1999A,
                 5.750%, 7/01/29 (Pre-refunded 7/01/09) - AMBAC Insured

        2,950   New York State Urban Development Corporation, State Personal          3/13 at 100.00         AAA          3,160,866
                 Income Tax Revenue Bonds, Series 2003B, 5.000%, 3/15/22
                 (Pre-refunded 3/15/13)

        2,860   New York State Urban Development Corporation, State Personal          3/12 at 100.00         AAA          3,080,649
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002A, 5.375%, 3/15/19 (Pre-refunded 3/15/12)

        2,095   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,278,354
                 Water Treatment Plant Bonds, Series 1994, 8.000%, 11/01/09 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

        1,600   Triborough Bridge and Tunnel Authority, New York, General               No Opt. Call         AAA          1,725,552
                 Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)

        7,500   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          8,540,099
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded 1/01/22)

        1,750   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA          1,849,925
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

        3,480   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)          3,807,503
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

        3,000   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA          3,285,090
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        2,520   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00    BBB- (4)          2,766,582
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       54,330   Total U.S. Guaranteed                                                                                    58,917,505
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 8.8% (5.7% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
$       3,100    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA     $    3,268,206
        3,100    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          3,256,705

          500   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA            515,405
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

        2,500   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          2,507,500
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP,
                 Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

        2,000   Niagara County Industrial Development Agency, New York, Solid        11/11 at 101.00        Baa2          2,059,580
                 Waste Disposal Facility Revenue Refunding Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

        4,000   Power Authority of the State of New York, General Revenue Bonds,     11/10 at 100.00         Aa2          4,156,320
                 Series 2000A, 5.250%, 11/15/40

          820   Power Authority of the State of New York, General Revenue Bonds,     11/15 at 100.00         AAA            872,537
                 Series 2006A, 5.000%, 11/15/19 - FGIC Insured

        4,000   Suffolk County Industrial Development Agency, New York,               1/09 at 101.00         N/R          3,833,120
                 Revenue Bonds, Nissequogue Cogeneration Partners Facility,
                 Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       20,020   Total Utilities                                                                                          20,469,373
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.5% (4.2% OF TOTAL INVESTMENTS)

        2,495   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          2,672,370
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          2,143,340
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

        2,225   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+          2,381,262
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19

                New York State Environmental Facilities Corporation, State
                Clean Water and Drinking Water Revolving Funds Revenue Bonds,
                 Pooled Loan Issue, Series 2002F:
        3,345    5.250%, 11/15/19                                                    11/12 at 100.00         AAA          3,576,240
        4,060    5.250%, 11/15/20                                                    11/12 at 100.00         AAA          4,340,668

------------------------------------------------------------------------------------------------------------------------------------
       14,125   Total Water and Sewer                                                                                    15,113,880
------------------------------------------------------------------------------------------------------------------------------------
$     333,165   Total Long-Term Investments (cost $336,636,656) - 149.7%                                                348,999,872
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS--3.0% (2.0% OF TOTAL INVESTMENTS)

        3,530   Clinton County Industrial Development Authority, New York,                                   A-1          3,530,000
                 Civic Facility Revenue Bonds, Champlain Valley Physicians
                 Hospital Medical Center, Variable Rate Demand Obligations,
                 Series 2007B, 6.000%, 7/01/42 - RAAI Insured
                 (Alternative Minimum Tax) (5)

        3,550   Dormitory Authority of the State of New York, Variable Rate                               VMIG-1          3,550,000
                 Demand Revenue Bonds, Pratt Institute Project, Series 2005,
                 6.000%, 7/01/34 (5)
------------------------------------------------------------------------------------------------------------------------------------
$       7,080   Total Short-Term Investments (cost $7,080,000)                                                            7,080,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $343,716,656) - 152.7%                                                          356,079,872
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                      1,477,753
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)%                                                      (124,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  233,257,625
                ====================================================================================================================

NNP
Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS September 30, (2007)

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2007:
                                    FUND                                         FIXED RATE                              UNREALIZED
                 NOTIONAL    PAY/RECEIVE       FLOATING RATE    FIXED RATE          PAYMENT   EFFECTIVE   TERMINATION  APPRECIATION
COUNTERPARTY       AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)       FREQUENCY     DATE (6)         DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $7,000,000            Pay   3-Month USD-LIBOR         5.902%   Semi-Annually     7/01/08        7/01/33     $399,969
Royal Bank
   of Canada    8,300,000            Pay                SIFM         4.335        Quarterly     8/06/08        8/06/37      257,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $657,782
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM-The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NAN
Nuveen New York Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                              September 30, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER DISCRETIONARY - 2.8% (1.9% OF TOTAL INVESTMENTS)

$         500   New York City Industrial Development Agency, New York, Liberty        9/15 at 100.00        BBB-     $      477,475
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35

        3,600   Seneca Nation of Indians Capital Improvements Authority,              6/17 at 100.00          BB          3,444,192
                 New York, Special Obligation Bonds, Series 2007A,
                 5.000%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
        4,100   Total Consumer Discretionary                                                                              3,921,667
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.6% (1.8% OF TOTAL INVESTMENTS)

          400   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            400,068
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          875   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            871,325
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          325   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00         BBB            321,497
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          975    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            932,695
        1,125    5.000%, 6/01/26                                                      6/16 at 100.00         BBB          1,091,824

------------------------------------------------------------------------------------------------------------------------------------
        3,700   Total Consumer Staples                                                                                    3,617,409
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 18.2% (12.2% OF TOTAL INVESTMENTS)

          380   Albany Industrial Development Agency, New York, Revenue Bonds,        7/17 at 100.00         BBB            371,955
                 Albany Law School, Series 2007A, 5.000%, 7/01/31

          160   Albany Industrial Development Agency, New York, Revenue Bonds,        4/17 at 100.00         N/R            149,158
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37

          120   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-            119,033
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,635   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA          1,593,258
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,076,180
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

          845   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            955,273
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         AAA            526,325
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00          AA          1,300,950
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,750    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,829,310
          750    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA            783,990

        1,630   Dutchess County Industrial Development Agency, New York,              8/17 at 100.00          A3          1,534,580
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36

          370   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            370,870
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35


                                       35

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Kenmore Housing Authority, New York, Revenue Bonds, State
                University of New York at Buffalo Student Apartment Project,
                Series 1999A:
$       3,050    5.500%, 8/01/19 - RAAI Insured                                       8/09 at 102.00          AA     $    3,147,631
        2,750    5.500%, 8/01/24 - RAAI Insured                                       8/09 at 102.00          AA          2,818,558

        3,070   Monroe County Industrial Development Agency, New York,                6/09 at 102.00          AA          3,128,606
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 1999, 5.375%, 6/01/24 - RAAI Insured

          330   New York City Industrial Development Agency, New York, Civic         10/14 at 100.00          A-            329,997
                 Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,800   New York City Industrial Development Agency, New York, Civic          2/11 at 100.00          A-          1,845,558
                 Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          700   New York City Industrial Development Agency, New York, PILOT          9/16 at 100.00         AAA            784,861
                 Revenue Bonds Yankee Stadium Project, Residual
                 Series 07-1032, 6.250%, 3/01/39 - FGIC Insured (IF)

          150   New York City Industrial Development Agency, New York,                9/16 at 100.00         Aaa            163,869
                 Revenue Bonds, Yankee Stadium Pilots, Trust 2148,
                 6.892%, 3/01/36 - MBIA Insured (IF)

          500   New York City Trust for Cultural Resources, New York, Revenue         7/10 at 101.00           A            529,040
                 Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

        1,500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00          AA          1,539,945
                 Civic Facility Revenue Bonds, Niagara University, Series 2001A,
                 5.350%, 11/01/23 - RAAI Insured

          245   Seneca County Industrial Development Authority, New York,            10/17 at 100.00         BBB            243,711
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       24,485   Total Education and Civic Organizations                                                                  25,142,658
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.9% (1.3% OF TOTAL INVESTMENTS)

          600   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-            640,866
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,740   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          1,943,058
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        2,340   Total Financials                                                                                          2,583,924
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 35.0% (23.5% OF TOTAL INVESTMENTS)

                Albany Industrial Development Agency, New York, Revenue
                Bonds, Albany Medical Center, Series 1999:
        1,120    6.000%, 5/01/19                                                      5/09 at 101.00         N/R          1,140,507
        1,460    6.000%, 5/01/29                                                      5/09 at 101.00         N/R          1,469,724

        2,270   Dormitory Authority of the State of New York, FHA-Insured             2/09 at 101.00         AAA          2,336,080
                 Mortgage Hospital Revenue Bonds, Memorial Hospital of
                 William F. and Gertrude F. Jones Inc., Series 1999,
                 5.250%, 8/01/19 - MBIA Insured

        4,825   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          5,000,097
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.450%, 8/01/29 - AMBAC Insured

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Victory Memorial Hospital,
                Series 1999:
        1,825    5.250%, 8/01/15 - MBIA Insured                                       8/09 at 101.00         AAA          1,885,700
        2,000    5.375%, 8/01/25 - MBIA Insured                                       8/09 at 101.00         AAA          2,073,340

          625   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            644,513
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        2,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00          AA          2,015,040
                 Nursing Home Mortgage Revenue Bonds, Gurwin Jewish
                 Geriatric Center of Long Island, Series 2005A, 4.900%, 2/15/41


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       2,600   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA     $    2,634,294
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, Franciscan Health Partnership Obligated Group - Frances
                Shervier Home and Hospital, Series 1997:
        2,000    5.500%, 7/01/17 - RAAI Insured                                       1/08 at 102.00          AA          2,042,420
        2,000    5.500%, 7/01/27 - RAAI Insured                                       1/08 at 102.00          AA          2,022,160

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          2,131,180
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
          165    5.375%, 7/01/20                                                      7/11 at 101.00         Ba2            167,614
          500    5.500%, 7/01/30                                                      7/11 at 101.00         Ba2            504,635

        3,150   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          3,240,909
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,575   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          1,652,711
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

          250   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00        Baa1            252,133
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,415   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          1,533,945
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,         11/16 at 100.00          A3            997,010
                 North Shore Long Island Jewish Obligated Group,
                 Series 2005A, 5.000%, 11/01/34

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            513,215
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          600   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            608,358
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

        1,850   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          1,889,035
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21 - MBIA Insured

          420   Livingston County Industrial Development Agency, New York,            7/10 at 100.00          BB            422,650
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

        1,750   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA          1,852,270
                 Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 -
                 AMBAC Insured

          575   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2            583,154
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2001B, 6.375%, 7/01/31

          100   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            102,208
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          320   New York State Dormitory Authority, Revenue Bonds,                    5/17 at 100.00          A3            319,984
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.000%, 5/01/32

        4,000   Ulster County Industrial Development Agency, New York,               11/09 at 101.00          A2          4,105,878
                 Civic Facility Revenue Bonds, Kingston Hospital, Series 1999,
                 5.650%, 11/15/24

        3,515   Yates County Industrial Development Agency, New York,                 8/09 at 101.00         AAA          3,653,278
                 FHA-Insured Civic Facility Mortgage Revenue Bonds,
                 Soldiers and Sailors Memorial Hospital, Series 1999A,
                 5.650%, 2/01/39

          650   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          B+            684,320
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       47,060   Total Health Care                                                                                        48,478,362
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.2% (3.5% OF TOTAL INVESTMENTS)

        2,585   New York City Housing Development Corporation, New York,              7/15 at 100.00         AAA          2,693,596
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

        3,000   New York City Housing Development Corporation, New York,              5/11 at 101.00          AA          3,088,590
                 Multifamily Housing Revenue Bonds, Series 2001A,
                 5.500%, 11/01/31


                                       37

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$         750   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA     $      776,340
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          680   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            680,197
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

------------------------------------------------------------------------------------------------------------------------------------
        7,015   Total Housing/Multifamily                                                                                 7,238,723
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.8% (2.6% OF TOTAL INVESTMENTS)

          645   Guam Housing Corporation, Mortgage-Backed Securities                    No Opt. Call         AAA            682,346
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)

          485   New York State Mortgage Agency, Homeowner Mortgage                    4/17 at 100.00         Aa1            483,521
                 Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37
                 (Alternative Minimum Tax)

        1,350   New York State Mortgage Agency, Homeowner Mortgage                    4/15 at 100.00         Aa1          1,293,989
                 Revenue Bonds, Series 130, 4.650%, 4/01/27
                 (Alternative Minimum Tax)

        1,955   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1          2,026,866
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa            828,660
                 Thirty-Third Series A, 4.750%, 4/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,275   Total Housing/Single Family                                                                               5,315,382
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.6% (2.4% OF TOTAL INVESTMENTS)

          600   Dormitory Authority of the State of New York, GNMA                    2/17 at 103.00          AA            630,936
                 Collateralized Revenue Bonds, Cabrini of Westchester Project,
                 Series 2006, 5.200%, 2/15/41

          375   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            381,480
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

          250   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A            240,723
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

          905   East Rochester Housing Authority, New York, Senior Living             8/16 at 101.00         N/R            880,601
                 Revenue Bonds, Woodland Village Project, Series 2006,
                 5.500%, 8/01/33

          750   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            786,653
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

        2,055   Yonkers Industrial Development Agency, New York, FHA-Insured          2/09 at 101.00         AAA          2,102,532
                 Mortgage Revenue Bonds, Michael Malotz Skilled Nursing
                 Pavilion, Series 1999, 5.450%, 2/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,935   Total Long-Term Care                                                                                      5,022,925
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 8.0% (5.3% OF TOTAL INVESTMENTS)

        2,600   New York City, New York, General Obligation Bonds, Fiscal             5/09 at 101.00         AAA          2,674,542
                 Series 1999J, 5.125%, 5/15/29 - MBIA Insured

        1,000   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00          AA          1,085,390
                 Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,500    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,592,820
          600    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA            634,428

                Rochester, New York, General Obligation Bonds, Series 1999:
          720    5.250%, 10/01/18 - MBIA Insured                                        No Opt. Call         AAA            800,525
          720    5.250%, 10/01/19 - MBIA Insured                                        No Opt. Call         AAA            800,647

        2,280   Rockland County, New York, General Obligation Bonds,                 10/09 at 101.00         AA-          2,435,496
                 Series 1999, 5.600%, 10/15/16

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          500    5.250%, 7/01/23                                                      1/08 at 100.00          A3            501,560
          500    5.250%, 7/01/24                                                      1/08 at 100.00          A3            501,560

------------------------------------------------------------------------------------------------------------------------------------
       10,420   Total Tax Obligation/General                                                                             11,026,968
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.9% (21.4% OF TOTAL INVESTMENTS)

$       1,000   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA     $    1,069,740
                 Series 2003A, 5.250%, 11/01/21

        1,155   Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue       9/15 at 100.00         AAA          1,231,784
                 State Aid Secured Bonds, Series 2005A, 5.000%, 9/01/18 -
                 MBIA Insured

          590   Dormitory Authority of the State of New York, Department of           7/15 at 100.00         AAA            626,002
                 Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                 CIFG Insured

           10   Dormitory Authority of the State of New York, Improvement             8/10 at 100.00         AAA             10,599
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.875%, 8/15/18 - FSA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            515,055
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Service Contract        4/12 at 100.00         AA-          1,049,600
                 Bonds, Child Care Facilities Development Program, Series 2002,
                 5.375%, 4/01/19

          185   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            194,892
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          550   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            611,320
                 Facility Revenue Bonds, Buffalo City School District, Series 2004,
                 5.750%, 5/01/26 - FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,108,180
        2,000    5.000%, 11/15/30                                                    11/12 at 100.00          AA          2,045,720

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,700    5.750%, 1/01/17                                                        No Opt. Call         AA-          1,940,193
        1,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          1,032,960

        1,130   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB          1,132,915
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,100    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,149,423
          810    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            845,389
        1,875    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,949,981

        2,100   New York City Transitional Finance Authority, New York,               1/17 at 100.00         AAA          2,199,246
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        1,670   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,746,252
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        2,115   New York City Transitional Finance Authority, New York, Future       11/17 at 100.00         AAA          2,227,137
                 Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27

          700   New York Convention Center Development Corporation, Hotel            11/15 at 100.00         AAA            716,247
                 Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,044,000
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        1,190   New York State Housing Finance Agency, State Personal Income          9/15 at 100.00         AAA          1,226,616
                 Tax Revenue Bonds, Economic Development and Housing,
                 Series 2006A, 5.000%, 3/15/36

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        3,400    5.500%, 4/01/20 - AMBAC Insured                                        No Opt. Call         AAA          3,856,822
        1,000    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          1,054,620

        1,625   New York State Thruway Authority, Highway and Bridge Trust           10/17 at 100.00          AA          1,705,259
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        4,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          4,256,598
        2,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,122,040


                                       39

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-     $    1,068,360
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        3,345   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          3,486,728
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.250%, 10/15/15 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,750   Total Tax Obligation/Limited                                                                             44,223,678
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 12.5% (8.4% OF TOTAL INVESTMENTS)

          310   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            322,366
                 Series 2001A, 5.625%, 7/15/25

        1,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          1,054,990
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/22 -
                 FGIC Insured

        1,750   New York City Industrial Development Agency, New York,                8/16 at 101.00           B          2,001,668
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative
                 Minimum Tax)

          105   New York City Industrial Development Agency, New York,               12/08 at 102.00         BB+             96,227
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B          1,125,870
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)

          450   New York City Industrial Development Authority, New York,             5/12 at 100.00           B            407,363
                 JetBlue, 5.000%, 5/15/20 (Alternative Minimum Tax)

          865   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            896,079
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

          700   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA            728,476
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

          500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA            515,780
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
          800    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            854,448
        1,300    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,359,137
          615    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            640,529

        3,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          3,034,230
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 - MBIA Insured (Alternative Minimum Tax)

          590   Port Authority of New York and New Jersey, One Hundred and            8/17 at 100.00         Aaa            671,821
                 Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                 6.651%, 8/15/32 - FSA Insured (IF)

        1,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         Aa2          1,061,300
                 Purpose Revenue Bonds, Series 2001A, 5.250%, 1/01/16

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          2,610,550
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

------------------------------------------------------------------------------------------------------------------------------------
       16,485   Total Transportation                                                                                     17,380,834
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 11.3% (7.6% OF TOTAL INVESTMENTS) (4)

          390   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00     N/R (4)            422,698
                 Series 2001A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)

           25   Dormitory Authority of the State of New York, Improvement             8/10 at 100.00         Aaa             26,630
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.875%, 8/15/18 (Pre-refunded 8/15/10) -
                 FSA Insured

          490   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA            526,177
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

           35   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA             35,736
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

          535   Metropolitan Transportation Authority, New York, Commuter            11/07 at 102.00         AAA            546,262
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,520   Metropolitan Transportation Authority, New York, Dedicated Tax       10/14 at 100.00         AAA     $    1,674,614
                 Fund Bonds, Series 1999A, 5.250%, 4/01/23 (Pre-refunded
                 10/01/14) - FSA Insured

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          265    6.000%, 6/01/15 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            284,213
        1,360    6.150%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA

          570   New York City Industrial Development Agency, New York,                7/10 at 102.00     N/R (4)            627,467
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

        3,000   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00     Aa2 (4)          3,336,870
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28
                 (Pre-refunded 1/01/22)

        2,250   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA          2,378,475
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

          600   Utica Industrial Development Agency, New York, Revenue Bonds,         6/09 at 101.00     N/R (4)            636,600
                 Utica College, Series 2004A, 6.875%, 12/01/34
                 (Pre-refunded 6/01/09)

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)            820,583
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

        1,250   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA          1,368,788
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        1,400   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00    BBB- (4)          1,536,990
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       14,440   Total U.S. Guaranteed                                                                                    15,663,485
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.7% (4.5% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        2,500    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          2,635,650
        2,500    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          2,626,375

          250   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA            257,703
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            254,928
                 Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel
                 Company of Niagara LP, Series 2001C, 5.625%, 11/15/24
                 (Mandatory put 11/15/14) (Alternative Minimum Tax)

          600   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa2            614,160
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001B,
                 5.550%, 11/15/24 (Mandatory put 11/15/13)
                 (Alternative Minimum Tax)

        2,000   Power Authority of the State of New York, General Revenue            11/10 at 100.00         Aa2          2,078,160
                 Bonds, Series 2000A, 5.250%, 11/15/30

          465   Power Authority of the State of New York, General Revenue            11/15 at 100.00         AAA            494,793
                 Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured

          370   Suffolk County Industrial Development Agency, New York,                 No Opt. Call         N/R            369,449
                 Revenue Bonds, Nissequogue Cogeneration Partners Facility,
                 Series 1998, 4.875%, 1/01/08 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,935   Total Utilities                                                                                           9,331,218
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,130   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+          1,209,360
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19

------------------------------------------------------------------------------------------------------------------------------------
$     192,070   Total Long-Term Investments (cost $194,225,237) - 144.5%                                                200,156,593
=============-----------------------------------------------------------------------------------------------------------------------


                                       41

NAN
Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.4% (3.0% OF TOTAL INVESTMENTS)

$       2,000   Clinton County Industrial Development Agency, New York, Civic                                A-1     $    2,000,000
                 Facility Revenue Bonds, Champlain Valley Physicians, Variable
                 Rate Demand Obligations, Series 2007A, 6.000%,
                 7/01/42 - RAAI Insured (5)

        2,050   Clinton County Industrial Development Authority, New York,                                   A-1          2,050,000
                 Civic Facility Revenue Bonds, Champlain Valley Physicians
                 Hospital Medical Center, Variable Rate Demand Obligations,
                 Series 2007B, 6.000%, 7/01/42 - RAAI Insured
                 (Alternative Minimum Tax) (5)

        2,060   Dormitory Authority of the State of New York, Variable Rate                               VMIG-1          2,060,000
                 Demand Revenue Bonds, Pratt Institute Project, Series 2005,
                 6.000%, 7/01/34 (5)
------------------------------------------------------------------------------------------------------------------------------------
$       6,110   Total Short-Term Investments (cost $6,110,000)                                                            6,110,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $200,335,237) - 148.9%                                                          206,266,593
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      1,237,421
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.8)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  138,504,014
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2007:
                                    FUND                                         FIXED RATE                              UNREALIZED
                 NOTIONAL    PAY/RECEIVE       FLOATING RATE    FIXED RATE          PAYMENT   EFFECTIVE   TERMINATION  APPRECIATION
COUNTERPARTY       AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)       FREQUENCY     DATE (6)         DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $4,700,000            Pay   3-Month USD-LIBOR         5.902%   Semi-Annually     7/01/08       7/01/33      $268,551
Royal Bank
   of Canada    5,000,000            Pay                SIFM         4.335        Quarterly     8/06/08       8/06/37       155,309
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $423,860
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM-The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXK
Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                              September 30, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER DISCRETIONARY - 2.2% (1.5% OF TOTAL INVESTMENTS)

$         275   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $      262,611
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35

        1,950   Seneca Nation of Indians Capital Improvements Authority,              6/17 at 100.00          BB          1,865,604
                 New York, Special Obligation Bonds, Series 2007A,
                 5.000%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Consumer Discretionary                                                                              2,128,215
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.7% (1.8% OF TOTAL INVESTMENTS)

          395   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            395,067
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          500   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB            508,265
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          200   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00         BBB            197,844
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          725    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            693,542
          835    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            810,376

------------------------------------------------------------------------------------------------------------------------------------
        2,655   Total Consumer Staples                                                                                    2,605,094
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.6% (10.5% OF TOTAL INVESTMENTS)

          260   Albany Industrial Development Agency, New York, Revenue               7/17 at 100.00         BBB            254,496
                 Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31

          110   Albany Industrial Development Agency, New York, Revenue               4/17 at 100.00         N/R            102,546
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

        1,975   Amherst Industrial Development Agency, New York, Revenue              8/11 at 102.00         AAA          2,095,337
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Village Green Project, Series 2001A, 5.250%, 8/01/31 -
                 AMBAC Insured

           90   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             89,275
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,125   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA          1,096,279
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          2,038,460
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,076,180
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,050,340
                 Canisius College, Series 2000, 5.250%, 7/01/30 - MBIA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            565,250
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

        1,265   Dormitory Authority of the State of New York, Third General           7/08 at 102.00         AAA          1,304,493
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1998-1, 5.250%, 7/01/25 - FGIC Insured

          620   Dutchess County Industrial Development Agency, New York,              8/17 at 100.00          A3            583,705
                 Civic Facility Revenue Bonds, Bard College Project,
                 Series 2007-A2, 4.500%, 8/01/36


                                       43

NXK
Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         265   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-     $      265,623
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

        2,190   Monroe County Industrial Development Agency, New York,                6/11 at 102.00          AA          2,229,595
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 2001, 5.250%, 6/01/26 - RAAI Insured

          245   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            244,998
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,100   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,127,841
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21
          485   New York City Industrial Development Agency, New York,                9/16 at 100.00         AAA            543,797
                 PILOT Revenue Bonds Yankee Stadium Project, Residual
                 Series 07-1032, 6.250%, 3/01/39 - FGIC Insured (IF)

          150   New York City Industrial Development Agency, New York,                9/16 at 100.00         Aaa            163,869
                 Revenue Bonds, Yankee Stadium Pilots, Trust 2148,
                 6.892%, 3/01/36 - MBIA Insured (IF)

          170   Seneca County Industrial Development Authority, New York,            10/17 at 100.00         BBB            169,106
                 Revenue Bonds, New York Chiropractic College, Series 2007,
                 5.000%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
       14,550   Total Education and Civic Organizations                                                                  15,001,190
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)

          500   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-            534,055
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,305   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          1,457,294
                 Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37

------------------------------------------------------------------------------------------------------------------------------------
        1,805   Total Financials                                                                                          1,991,349
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.2% (15.0% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          3,111,718
                 Mortgage Hospital Revenue Bonds, Montefiore Medical Center,
                 Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        2,505   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          2,608,406
                 Mortgage Revenue Bonds, New York Hospital Medical Center
                 of Queens, Series 1999, 5.550%, 8/15/29 - AMBAC Insured

        1,500   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00         AAA          1,537,455
                 Mortgage Revenue Refunding Bonds, United Health Services,
                 Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        1,620   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,692,220
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,700   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          1,722,423
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

          500   Dormitory Authority of the State of New York, Insured Revenue         1/08 at 102.00          AA            510,605
                 Bonds, Franciscan Health Partnership Obligated Group -
                 Frances Shervier Home and Hospital, Series 1997,
                 5.500%, 7/01/17 - RAAI Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         Ba2            504,635
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        2,300   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          2,366,378
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00        Baa1          1,260,663
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

          520   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA            563,711
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            506,965
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         290   Livingston County Industrial Development Agency, New York,            7/10 at 100.00          BB     $      291,830
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

          575   Nassau County Industrial Development Agency, New York,                  No Opt. Call          A3            600,053
                 Revenue Refunding Bonds, North Shore Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          850   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00          A1            867,332
                 Health System Revenue Bonds, Series 1999A, 5.250%, 2/15/17

          500   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            529,220
                 Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 -
                 AMBAC Insured

          490   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2            496,948
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2001B, 6.375%, 7/01/31

          495   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            505,930
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          635   New York State Dormitory Authority, Revenue Bonds,                    5/17 at 100.00          A3            634,968
                 North Shore Jewish Obligated Group, Series 2007A,
                 5.000%, 5/01/32

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          425    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            444,941
          610    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1            627,355

------------------------------------------------------------------------------------------------------------------------------------
       20,765   Total Health Care                                                                                        21,383,756
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.8% (1.9% OF TOTAL INVESTMENTS)

        1,000   New York City Housing Development Corporation, New York,             11/11 at 100.00          AA          1,011,450
                 Multifamily Housing Revenue Bonds, Series 2001C-2,
                 5.400%, 11/01/33 (Alternative Minimum Tax)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          455    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            463,190
          225    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            228,587

          500   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            517,560
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          440   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            440,128
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,620   Total Housing/Multifamily                                                                                 2,660,915
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.8% (1.9% OF TOTAL INVESTMENTS)

          335   New York State Mortgage Agency, Homeowner Mortgage                    4/17 at 100.00         Aa1            333,978
                 Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37
                 (Alternative Minimum Tax)

          950   New York State Mortgage Agency, Homeowner Mortgage                    4/15 at 100.00         Aa1            910,585
                 Revenue Bonds, Series 130, 4.650%, 4/01/27
                 (Alternative Minimum Tax)

        1,385   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1          1,435,913
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,670   Total Housing/Single Family                                                                               2,680,476
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.5% (3.1% OF TOTAL INVESTMENTS)

          450   Dormitory Authority of the State of New York, GNMA                    2/17 at 103.00          AA            473,202
                 Collateralized Revenue Bonds, Cabrini of Westchester
                 Project, Series 2006, 5.200%, 2/15/41

        2,150   Dormitory Authority of the State of New York, Insured                 7/11 at 102.00         AAA          2,240,386
                 Revenue Bonds, Rehabilitation Association Pooled Loan
                 Program 1, Series 2001A, 5.000%, 7/01/23 - AMBAC Insured

          255   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            259,406
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31


                                       45

NXK
Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Providence Rest, Series 2005:
$          50    5.125%, 7/01/30 - ACA Insured                                        7/15 at 100.00           A     $       49,532
          175    5.000%, 7/01/35 - ACA Insured                                        7/15 at 100.00           A            168,506

          635   East Rochester Housing Authority, New York, Senior Living             8/16 at 101.00         N/R            617,880
                 Revenue Bonds, Woodland Village Project, Series 2006,
                 5.500%, 8/01/33

          525   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            550,657
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
        4,240   Total Long-Term Care                                                                                      4,359,569
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.8% (7.9% OF TOTAL INVESTMENTS)

        1,775   Bath Central School District, Steuben County, New York, General       6/12 at 100.00         AAA          1,774,911
                 Obligation Bonds, Series 2002, 4.000%, 6/15/18 - FGIC Insured

        3,605   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA          3,685,173
                 Series 1998H, 5.375%, 8/01/27 - MBIA Insured

          750   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00          AA            814,043
                 Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,220    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,295,494
        1,100    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,163,118

        2,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          2,123,180
                 Series 2005F-1, 5.000%, 9/01/19 - XLCA Insured

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          250    5.250%, 7/01/23                                                      1/08 at 100.00          A3            250,780
          250    5.250%, 7/01/24                                                      1/08 at 100.00          A3            250,780

------------------------------------------------------------------------------------------------------------------------------------
       10,950   Total Tax Obligation/General                                                                             11,357,479
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.4% (20.4% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA          1,069,740
                 Series 2003A, 5.250%, 11/01/21

          250   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            257,528
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Service Contract
                Bonds, Child Care Facilities Development Program, Series 2002:
        1,905    5.375%, 4/01/17                                                      4/12 at 100.00         AA-          2,008,289
        1,000    5.375%, 4/01/19                                                      4/12 at 100.00         AA-          1,049,600

          125   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            131,684
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

        1,750   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          1,844,658
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        1,000   Metropolitan Transportation Authority, New York, State Service          No Opt. Call         AA-          1,141,290
                 Contract Refunding Bonds, Series 2002A, 5.750%, 1/01/17

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            561,445
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,140    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,191,220
          835    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            871,481
          500    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA            519,995

        1,300   New York City Transitional Finance Authority, New York,               1/17 at 100.00         AAA          1,361,438
                 Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                 5.000%, 1/15/28 - FGIC Insured

        1,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,045,660
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       1,460   New York City Transitional Finance Authority, New York,              11/17 at 100.00         AAA     $    1,537,409
                 Future Tax Secured Bonds, Fiscal Series 2007C-1,
                 5.000%, 11/01/27

        1,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,045,660
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,044,000
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

          840   New York State Housing Finance Agency, State Personal                 9/15 at 100.00         AAA            865,847
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
        1,070    5.250%, 5/15/23 - AMBAC Insured                                      5/11 at 100.00         AAA          1,118,043
        1,125    5.250%, 5/15/24 - AMBAC Insured                                      5/11 at 100.00         AAA          1,175,513

        2,300   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          2,609,028
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

        1,125   New York State Thruway Authority, Highway and Bridge Trust           10/17 at 100.00          AA          1,180,564
                 Fund Bonds, Series 2007, 5.000%, 4/01/27

        2,100   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AAA          2,228,142
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 -
                 AMBAC Insured

        1,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          1,068,360
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        2,250   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00         BBB          2,271,375
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       27,635   Total Tax Obligation/Limited                                                                             29,197,969
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.6% (11.8% OF TOTAL INVESTMENTS)

          895   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            936,483
                 Series 2001A, 5.625%, 7/15/20

          460   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA            477,126
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 -
                 FGIC Insured

        1,250   New York City Industrial Development Agency, New York,                8/16 at 101.00           B          1,429,763
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

           50   New York City Industrial Development Agency, New York, Special       12/08 at 102.00         BB+             45,823
                 Facilities Revenue Bonds, British Airways PLC, Series 1998,
                 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B          1,125,870
                 Special Facilities Revenue Bonds, JFK Airport -
                 American Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)

                New York City Industrial Development Authority, New York, JetBlue,:
           50    5.000%, 5/15/20 (Alternative Minimum Tax)                            5/12 at 100.00           B             45,263
          250    5.125%, 5/15/30 (Alternative Minimum Tax)                            5/12 at 100.00           B            219,308

          485   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            502,426
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

          300   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA            312,204
                 Series 2005G, 5.000%, 1/01/30 - FSA Insured

        3,400   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          3,507,302
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Revenue
                Bonds, One Hundred Fortieth Series 2005:
          750    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            801,045
        1,000    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,045,490
          280    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            291,623

        2,195   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          2,219,474
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.500%, 10/15/35 - MBIA Insured (Alternative Minimum Tax)


                                       47

NXK
Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS September 30, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$         410   Port Authority of New York and New Jersey, One Hundred and            8/17 at 100.00         Aaa     $      466,859
                 Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                 6.651%, 8/15/32 - FSA Insured (IF)

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          2,610,550
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate           No Opt. Call         AAA            888,709
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.500%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,055   Total Transportation                                                                                     16,925,318
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.4% (11.7% OF TOTAL INVESTMENTS) (4)

        2,750   Albany Industrial Development Agency, New York, Revenue               7/11 at 101.00         Aaa          2,954,600
                 Bonds, St. Rose College, Series 2001A, 5.375%, 7/01/31
                 (Pre-refunded 7/01/11) - AMBAC Insured

        1,105   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00     N/R (4)          1,197,643
                 Series 2001A, 5.625%, 7/15/20 (Pre-refunded 7/15/11)

        2,750   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          2,987,490
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded 10/01/14) - FSA Insured

           25   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA             25,643
                 Series 1998H, 5.375%, 8/01/27 (Pre-refunded 8/01/08) -
                 MBIA Insured

        3,205   New York State Urban Development Corporation, Service                 1/11 at 100.00         AAA          3,364,383
                 Contract Revenue Bonds, Correctional Facilities, Series 2000C,
                 5.125%, 1/01/21 (Pre-refunded 1/01/11) - FSA Insured

        3,000   Triborough Bridge and Tunnel Authority, New York, General             1/11 at 100.00         AAA          3,156,058
                 Purpose Revenue Bonds, Series 1996B, 5.200%, 1/01/22
                 (Pre-refunded 1/01/11)

        2,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA          2,114,200
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

          900   Utica Industrial Development Agency, New York, Revenue Bonds,         6/09 at 101.00     N/R (4)            954,900
                 Utica College, Series 2004A, 6.875%, 12/01/34
                 (Pre-refunded 6/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       15,735   Total U.S. Guaranteed                                                                                    16,754,917
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.4% (8.4% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,700    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          1,792,242
        1,700    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          1,785,935

          250   Long Island Power Authority, New York, Electric System General        6/16 at 100.00         AAA            257,703
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35 - CIFG Insured

        1,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          1,003,000
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP,
                 Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

          450   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            459,995
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

        2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3          2,059,580
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

        2,000   Power Authority of the State of New York, General Revenue            11/10 at 100.00         Aa2          2,078,160
                 Bonds, Series 2000A, 5.250%, 11/15/40

                Power Authority of the State of New York, General Revenue
                Bonds, Series 2006A:
          320    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA            342,467
          215    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            228,775

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,250    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R          1,223,288
          750    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            718,710

------------------------------------------------------------------------------------------------------------------------------------
       11,635   Total Utilities                                                                                          11,949,855
------------------------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.2% (0.7% OF TOTAL INVESTMENTS)

$       1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+     $    1,071,670
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001D, 5.500%, 6/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     134,540   Total Long-Term Investments (cost $136,641,152) - 145.7%                                                140,067,772
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS--2.9% (2.0% OF TOTAL INVESTMENTS)

$       1,410   Clinton County Industrial Development Authority, New York,                                   A-1          1,410,000
                 Civic Facility Revenue Bonds, Champlain Valley Physicians
                 Hospital Medical Center, Variable Rate Demand Obligations,
                 Series 2007B, 6.000%, 7/01/42 - RAAI Insured
                 (Alternative Minimum Tax) (5)

        1,420   Dormitory Authority of the State of New York, Variable Rate                               VMIG-1          1,420,000
                 Demand Revenue Bonds, Pratt Institute Project, Series 2005,
                 6.000%, 7/01/34 (5)
------------------------------------------------------------------------------------------------------------------------------------
$       2,830   Total Short-Term Investments (cost $2,830,000)                                                            2,830,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $139,471,152) - 148.6%                                                          142,897,772
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        246,179
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                        (47,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   96,143,951
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2007:
                                    FUND                                         FIXED RATE                              UNREALIZED
                 NOTIONAL    PAY/RECEIVE       FLOATING RATE    FIXED RATE          PAYMENT   EFFECTIVE   TERMINATION  APPRECIATION
COUNTERPARTY       AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)       FREQUENCY     DATE (6)         DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $3,100,000            Pay   3-Month USD-LIBOR         5.902%   Semi-Annually     7/01/08       7/01/33      $177,129
Royal Bank
   of Canada    3,450,000            Pay                SIFM         4.335        Quarterly     8/06/08       8/06/37       107,163
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $284,292
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

SIFM-The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                              September 30, 2007
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $144,053,184,
   $343,716,656, $200,335,237
   and $139,471,152, respectively)                                 $148,995,235     $356,079,872      $206,266,593     $142,897,772
Unrealized appreciation on forward swaps                                323,848          657,782           423,860          284,292
Receivables:
   Interest                                                           2,170,150        5,182,748         3,054,881        2,142,513
   Investments sold                                                          --        1,071,117                --               --
Other assets                                                              3,564           52,886            11,088            6,944
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  151,492,797      363,044,405       209,756,422      145,331,521
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          614,562        4,401,956         1,552,869        1,721,353
Accrued expenses:
   Management fees                                                       66,763          182,246            89,905           50,676
   Other                                                                 42,775           95,884            46,071           34,126
Common share dividends payable                                          447,319          741,278           509,963          362,357
Preferred share dividends payable                                           N/A           65,416            53,600           19,058
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               1,171,419        5,486,780         2,252,408        2,187,570
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                     N/A       124,300,000        69,000,000       47,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $150,321,378     $233,257,625      $138,504,014     $ 96,143,951
====================================================================================================================================
Common shares outstanding                                            15,120,364       15,067,371         9,265,330        6,495,717
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $       9.94     $      15.48      $      14.95     $      14.80
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    151,204     $    150,674      $     92,653     $     64,957
Paid-in surplus                                                     144,256,690      219,590,838       131,650,640       92,259,136
Undistributed (Over-distribution of) net investment income              485,060          (86,846)         (392,427)        (233,887)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                              162,525          581,961           797,932          342,833
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        5,265,899       13,020,998         6,355,216        3,710,912
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $150,321,378     $233,257,625      $138,504,014     $ 96,143,951
====================================================================================================================================
Authorized shares:
   Common                                                           250,000,000      200,000,000        Unlimited         Unlimited
   Preferred                                                                N/A        1,000,000        Unlimited         Unlimited
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                   Year Ended September 30, 2007
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 7,579,115      $17,993,145       $10,450,513      $ 7,106,196
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         813,430        2,241,191         1,317,221          912,179
Preferred shares - auction fees                                             N/A          310,750           172,499          117,501
Preferred shares - dividend disbursing agent fees                           N/A           40,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          33,697           32,833             3,861            1,560
Interest expense on floating rate obligations                            66,922          178,760           142,722          105,379
Custodian's fees and expenses                                            44,805          102,146            75,539           71,329
Directors'/Trustees' fees and expenses                                    3,691            8,820             5,536            3,745
Professional fees                                                        13,155           25,397            19,745           16,248
Shareholders' reports - printing and mailing expenses                    30,761           40,129            16,566           17,895
Stock exchange listing fees                                               9,682            9,811             9,789              551
Investor relations expense                                               21,096           38,923            22,318           15,610
Other expenses                                                            7,267           28,177            16,889           15,982
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                          1,044,506        3,056,937         1,812,685        1,287,979
   Custodian fee credit                                                 (22,097)         (24,290)          (19,574)          (5,517)
   Expense reimbursement                                                     --               --          (297,027)        (324,918)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,022,409        3,032,647         1,496,084          957,544
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,556,706       14,960,498         8,954,429        6,148,652
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          231,013          445,302           645,062          250,099
   Forward swaps                                                        162,384          188,601           138,518           92,578
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (2,823,183)      (6,994,469)       (4,543,056)      (2,608,004)
   Forward swaps                                                         62,890          200,123           129,650           79,076
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,366,896)      (6,160,443)       (3,629,826)      (2,186,251)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                  N/A       (4,072,186)       (2,217,934)      (1,528,636)
From accumulated net realized gains                                         N/A         (206,467)         (199,414)        (131,824)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                      N/A       (4,278,653)       (2,417,348)      (1,660,460)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                           $  4,189,810     $ 4,521,402       $ 2,907,255      $ 2,301,941
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                                                                                                 NEW YORK
                                                                        NEW YORK VALUE (NNY)               PERFORMANCE PLUS (NNP)
                                                                    ----------------------------      ------------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        9/30/07          9/30/06           9/30/07          9/30/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 6,556,706     $  6,600,975      $ 14,960,498     $ 15,107,111
Net realized gain (loss) from:
   Investments                                                          231,013          377,490           445,302        1,003,774
   Forward swaps                                                        162,384               --           188,601               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (2,823,183)        (461,131)       (6,994,469)      (1,539,543)
   Forward swaps                                                         62,890          260,958           200,123          457,659
Distributions to Preferred Shareholders:
   From net investment income                                               N/A              N/A        (4,072,186)      (3,020,062)
   From accumulated net realized gains                                      N/A              N/A          (206,467)        (720,259)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                      4,189,810        6,778,292         4,521,402       11,288,680
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (6,441,277)      (6,441,277)      (11,569,947)     (13,326,460)
From accumulated net realized gains                                          --               --          (874,665)      (4,504,776)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (6,441,277)      (6,441,277)      (12,444,612)     (17,831,236)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                         --               --           562,712          905,791
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common Shares
   from capital share transactions                                           --               --           562,712          905,791
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       (2,251,467)         337,015        (7,360,498)      (5,636,765)
Net assets applicable to Common
   shares at the beginning of year                                  152,572,845      152,235,830       240,618,123      246,254,888
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $150,321,378     $152,572,845      $233,257,625     $240,618,123
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                       $    485,060     $    379,037      $    (86,846)    $    595,345
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                                                             NEW YORK                            NEW YORK
                                                                      DIVIDEND ADVANTAGE (NAN)           DIVIDEND ADVANTAGE 2 (NXK)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        9/30/07          9/30/06           9/30/07          9/30/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 8,954,429     $  9,085,576       $ 6,148,652     $  6,254,125
Net realized gain (loss) from:
   Investments                                                          645,062        1,004,669           250,099          677,240
   Forward swaps                                                        138,518               --            92,578               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (4,543,056)      (1,492,955)       (2,608,004)        (555,856)
   Forward swaps                                                        129,650          294,210            79,076          205,216
Distributions to Preferred Shareholders:
   From net investment income                                        (2,217,934)      (1,905,342)       (1,528,636)      (1,292,953)
   From accumulated net realized gains                                 (199,414)        (267,113)         (131,824)        (201,619)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                      2,907,255        6,719,045         2,301,941        5,086,153
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (7,081,173)      (8,210,579)       (4,916,434)      (5,624,629)
From accumulated net realized gains                                    (822,944)      (1,716,946)         (545,812)      (1,311,855)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (7,904,117)      (9,927,525)       (5,462,246)      (6,936,484)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                    353,520          654,812           237,308          310,831
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common Shares
   from capital share transactions                                      353,520          654,812           237,308          310,831
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (4,643,342)     (2,553,668)       (2,922,997)      (1,539,500)
Net assets applicable to Common
   shares at the beginning of year                                   143,147,356     145,701,024        99,066,948      100,606,448
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $138,504,014    $143,147,356       $96,143,951     $ 99,066,948
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                        $   (392,427)   $    (34,993)      $  (233,887)    $     62,531
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of New York Dividend Advantage 2's
(NXK) Common shares which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                           PERFORMANCE     DIVIDEND     DIVIDEND
                                                  PLUS    ADVANTAGE  ADVANTAGE 2
                                                 (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      1,600           --           --
   Series T                                        800           --           --
   Series W                                      2,000           --        1,880
   Series TH                                        --           --           --
   Series F                                        572        2,760           --
--------------------------------------------------------------------------------
Total                                            4,972        2,760        1,880
================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended September 30, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters. None of the Funds were invested in self-deposited inverse floaters at September 30, 2007.

Notes to
FINANCIAL STATEMENTS (continued)


The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2007, were as follows:

                                                                                NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK  PERFORMANCE     DIVIDEND  ADVANTAGE 2
                                                                      VALUE         PLUS    ADVANTAGE     DIVIDEND
                                                                      (NNY)        (NNP)        (NAN)        (NXK)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $1,725,863   $4,611,411   $3,679,726   $2,717,342
Average annual interest rate and fees                                 3.88%        3.88%        3.88%        3.88%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

                  2. FUND SHARES
                  Transactions in Common shares were as follows:

                                                                                                   NEW YORK
                                                                   NEW YORK VALUE (NNY)     PERFORMANCE PLUS (NNP)
                                                                   ---------------------    ----------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    9/30/07      9/30/06      9/30/07      9/30/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  --           --       35,433       54,803
==================================================================================================================
                                                                         NEW YORK                   NEW YORK
                                                                 DIVIDEND ADVANTAGE (NAN)   DIVIDEND ADVANTAGE 2 (NXK)
                                                                 ------------------------   --------------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    9/30/07      9/30/06      9/30/07      9/30/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                              22,835       40,447       15,365       19,722
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2007, were as follows:

                                                                                NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                                      VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                                      (NNY)        (NNP)        (NAN)        (NXK)
------------------------------------------------------------------------------------------------------------------
Purchases                                                       $22,723,653  $51,138,567  $38,068,308  $25,131,572
Sales and maturities                                             22,947,028   51,233,833   40,554,378   25,614,722
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2007, the cost of investments was as follows:

                                                                                  NEW YORK       NEW YORK       NEW YORK
                                                                   NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                      VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
                                                                      (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------------
Cost of investments                                            $143,773,413   $343,366,311   $200,256,843   $139,416,981
========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2007, were as follows:

                                                                                  NEW YORK       NEW YORK       NEW YORK
                                                                   NEW YORK    PERFORMANCE       DIVIDEND       DIVIDEND
                                                                      VALUE           PLUS      ADVANTAGE    ADVANTAGE 2
                                                                      (NNY)          (NNP)          (NAN)          (NXK)
------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                  $5,726,372    $13,906,795     $6,677,036     $3,899,415
   Depreciation                                                    (504,550)    (1,193,234)      (667,286)      (418,624)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments        $5,221,822    $12,713,561     $6,009,750     $3,480,791
========================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2007, the Funds' tax year end, were as follows:

                                                                                NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                                      VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                                      (NNY)        (NNP)        (NAN)        (NXK)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $742,063     $529,876     $134,069     $120,739
Undistributed net ordinary income **                                     --       17,459           --           --
Undistributed net long-term capital gains                           162,525      581,961      797,932      342,833
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 4, 2007, paid on October 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended September 30, 2007 and September 30, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                                NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                                      VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
2007                                                                  (NNY)        (NNP)        (NAN)        (NXK)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                     $6,441,277  $15,691,798   $9,335,293   $6,464,107
Distributions from net ordinary income **                                --        5,811           33        8,211
Distributions from net long-term capital gains ****                      --    1,081,132    1,022,358      677,636
==================================================================================================================
                                                                                NEW YORK     NEW YORK     NEW YORK
                                                                   NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                                      VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
2006                                                                  (NNY)        (NNP)        (NAN)        (NXK)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $6,441,277  $16,479,183  $10,219,867   $6,960,390
Distributions from net ordinary income **                                --       21,436           --       30,316
Distributions from net long-term capital gains                           --    5,225,035    1,984,059    1,502,388
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended
     September 30, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund and for New York Value (NNY) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                            NEW YORK PERFORMANCE PLUS (NNP)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                       NEW YORK DIVIDEND ADVANTAGE (NAN)
(INCLUDING NET ASSETS                        NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of September 30, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
JULY 31,                                               JULY 31,
--------------------------------------------------------------------------------
1999*                        .30%                      2005                 .25%
2000                         .30                       2006                 .20
2001                         .30                       2007                 .15
2002                         .30                       2008                 .10
2003                         .30                       2009                 .05
2004                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
MARCH 31,                                              MARCH 31,
--------------------------------------------------------------------------------
2001*                        .30%                      2007                 .25%
2002                         .30                       2008                 .20
2003                         .30                       2009                 .15
2004                         .30                       2010                 .10
2005                         .30                       2011                 .05
2006                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by March 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Notes to
FINANCIAL STATEMENTS (continued)


Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 1, 2007, to shareholders of record on October 15, 2007, as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                 NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                    VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                    (NNY)        (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Dividend per share                 $.0355       $.0610       $.0595       $.0570
================================================================================

                      Financial
                      HIGHLIGHTS

                      Financial
                      HIGHLIGHTS


     Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                           Less Distributions
                             --------------------------------------------------------------  ----------------------------
                                                      Distributions   Distributions
                                                           from Net            from                 Net
                  Beginning                              Investment         Capital          Investment    Capital
                     Common                     Net       Income to        Gains to           Income to   Gains to
                      Share         Net   Realized/       Preferred       Preferred              Common     Common
                  Net Asset  Investment  Unrealized          Share-          Share-              Share-     Share-
                      Value      Income  Gain (Loss)        holders+        holders+  Total     holders    holders   Total
===========================================================================================================================
NEW YORK VALUE (NNY)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                  $10.09      $ .43       $(.15)            N/A             N/A   $ .28      $ (.43)      $ --  $ (.43)
2006                   10.07        .44         .01             N/A             N/A     .45        (.43)        --    (.43)
2005                   10.01        .45         .04             N/A             N/A     .49        (.43)        --    (.43)
2004                    9.95        .45         .04             N/A             N/A     .49        (.43)        --    (.43)
2003                   10.16        .44        (.19)            N/A             N/A     .25        (.46)        --    (.46)

NEW YORK PERFORMANCE PLUS (NNP)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                   16.01        .99        (.41)          $(.27)          $(.01)    .30        (.77)      (.06)   (.83)
2006                   16.44       1.01          --*           (.20)           (.05)    .76        (.89)      (.30)  (1.19)
2005                   16.50       1.05         .10            (.14)             --    1.01        (.99)      (.08)  (1.07)
2004                   16.57       1.08         .18            (.06)           (.01)   1.19       (1.01)      (.25)  (1.26)
2003                   17.11       1.10        (.34)           (.06)           (.02)    .68        (.99)      (.23)  (1.22)
===========================================================================================================================
                                                          Total Returns
                                                      ---------------------
                       Offering                                     Based
                      Costs and    Ending                              on
                      Preferred    Common              Based       Common
                          Share     Share   Ending        on    Share Net
                   Underwriting     Asset   Market    Market        Asset
                      Discounts     Value    Value     Value**      Value**
===========================================================================
NEW YORK VALUE (NNY)
---------------------------------------------------------------------------
Year Ended 9/30:
2007                       $ --    $ 9.94   $ 9.50      4.40%        2.79%
2006                         --     10.09     9.51      7.50         4.56
2005                         --     10.07     9.26      5.88         4.95
2004                         --     10.01     9.15      5.29         5.04
2003                         --      9.95     9.11      1.65         2.59

NEW YORK PERFORMANCE PLUS (NNP)
---------------------------------------------------------------------------
Year Ended 9/30:
2007                         --     15.48    14.30     (5.02)        1.90
2006                         --     16.01    15.88      6.69         4.91
2005                         --     16.44    16.01      9.37         6.29
2004                         --     16.50    15.66      8.19         7.55
2003                         --     16.57    15.66      1.88         4.25
===========================================================================
                                                              Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                  Applicable to Common Shares
                                     Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund***
                                 ------------------------------------------   -------------------------------------------
                       Ending
                          Net
                       Assets
                    Applicable    Expenses        Expenses             Net     Expenses        Expenses              Net   Portfolio
                     to Common   Including       Excluding      Investment    Including       Excluding       Investment    Turnover
                   Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)      Income++      Rate
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                  $150,321         .69%         .65%              4.32%         .68%            .63%            4.34%        15%
2006                   152,573         .66          .66               4.35          .64             .64             4.37         13
2005                   152,236         .66          .66               4.44          .66             .66             4.45         18
2004                   151,314         .72          .72               4.52          .72             .72             4.52          9
2003                   150,418         .88          .88               4.37          .87             .87             4.38         10

NEW YORK PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                   233,258        1.29         1.22               6.33         1.28            1.21             6.34         14
2006                   240,618        1.22         1.22               6.33         1.20            1.20             6.35         13
2005                   246,255        1.20         1.20               6.36         1.20            1.20             6.37         16
2004                   247,139        1.21         1.21               6.58         1.21            1.21             6.59          5
2003                   247,777        1.22         1.22               6.67         1.21            1.21             6.67         14
====================================================================================================================================

                                                      Floating Rate Obligations
                   Preferred Shares at End of Period       at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                    (000)     Per Share    Per Share         (000)    Per $1,000
================================================================================
NEW YORK VALUE (NNY)
--------------------------------------------------------------------------------
Year Ended 9/30:
2007                 N/A            N/A          N/A           --             --
2006                 N/A            N/A          N/A           --             --
2005                 N/A            N/A          N/A           --             --
2004                 N/A            N/A          N/A           --             --
2003                 N/A            N/A          N/A           --             --

NEW YORK PERFORMANCE PLUS (NNP)
--------------------------------------------------------------------------------
Year Ended 9/30:
2007             $124,300       $25,000      $71,914           --             --
2006              124,300        25,000       73,395           --             --
2005              124,300        25,000       74,528           --             --
2004              124,300        25,000       74,706           --             --
2003              124,300        25,000       74,834           --             --
================================================================================

N/A  Fund is not authorized to issue Preferred shares.
* Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  64-65 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                            Less Distributions
                             --------------------------------------------------------------  -----------------------------
                                                      Distributions   Distributions
                                                           from Net            from                 Net
                  Beginning                              Investment         Capital          Investment    Capital
                     Common                     Net       Income to        Gains to           Income to   Gains to
                      Share         Net   Realized/       Preferred       Preferred              Common     Common
                  Net Asset  Investment  Unrealized          Share-          Share-              Share-     Share-
                      Value      Income  Gain (Loss)        holders+        holders+  Total     holders    holders    Total
============================================================================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                  $15.49      $ .97       $(.39)          $(.24)          $(.02)  $ .32       $(.77)     $(.09)  $ (.86)
2006                   15.83        .98          --*           (.21)           (.03)    .74        (.89)      (.19)   (1.08)
2005                   15.83       1.03         .09            (.13)             --     .99        (.99)        --     (.99)
2004                   15.66       1.06         .16            (.06)             --    1.16        (.99)        --     (.99)
2003                   15.85       1.07        (.24)           (.07)             --     .76        (.95)        --     (.95)

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                   15.29        .95        (.34)           (.24)           (.02)    .35        (.76)      (.08)    (.84)
2006                   15.57        .97         .05            (.20)           (.03)    .79        (.87)      (.20)   (1.07)
2005                   15.60       1.01         .10            (.13)             --     .98        (.95)      (.06)   (1.01)
2004                   15.44       1.02         .20            (.06)             --    1.16        (.95)      (.05)   (1.00)
2003                   15.62       1.04        (.18)           (.07)           (.01)    .78        (.91)      (.06)    (.97)
============================================================================================================================
                                                          Total Returns
                                                      ---------------------
                       Offering                                     Based
                      Costs and    Ending                              on
                      Preferred    Common              Based       Common
                          Share     Share   Ending        on    Share Net
                   Underwriting     Asset   Market    Market        Asset
                      Discounts     Value    Value     Value**      Value**
===========================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
---------------------------------------------------------------------------
Year Ended 9/30:
2007                      $ --     $14.95   $14.33    (2.86)%        2.07%
2006                        --      15.49    15.60     3.49          4.91
2005                        --      15.83    16.11    14.24          6.38
2004                        --      15.83    15.01     6.13          7.68
2003                        --      15.66    15.09     3.86          5.04

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
---------------------------------------------------------------------------
Year Ended 9/30:
2007                        --      14.80    14.16    (3.20)         2.35
2006                        --      15.29    15.47     7.96          5.37
2005                        --      15.57    15.34    10.61          6.45
2004                        --      15.60    14.82     9.02          7.80
2003                       .01      15.44    14.55     5.35          5.39
===========================================================================
                                                              Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                    Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund***
                                ------------------------------------------   -------------------------------------------
                      Ending
                         Net
                      Assets
                   Applicable    Expenses        Expenses             Net     Expenses        Expenses              Net    Portfolio
                    to Common   Including       Excluding      Investment    Including       Excluding       Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                $138,504        1.29%            1.19%          6.15%        1.06%            .96%            6.37%          18%
2006                 143,147        1.18             1.18           6.11          .88             .88             6.41           15
2005                 145,701        1.16             1.16           6.13          .80             .80             6.50           20
2004                 145,592        1.17             1.17           6.38          .74             .74             6.81            8
2003                 143,886        1.19             1.19           6.50          .74             .74             6.95            8

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2007                  96,144        1.32             1.22           5.98          .98             .88             6.32           17
2006                  99,067        1.19             1.19           5.96          .76             .76             6.38           14
2005                 100,606        1.18             1.18           6.01          .73             .73             6.46           19
2004                 100,706        1.17             1.17           6.19          .72             .72             6.64            7
2003                  99,701        1.19             1.19           6.41          .75             .75             6.85            8
====================================================================================================================================

                                                      Floating Rate Obligations
                   Preferred Shares at End of Period       at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                    (000)     Per Share    Per Share         (000)    Per $1,000
================================================================================
NEW YORK DIVIDEND ADVANTAGE (NAN)
--------------------------------------------------------------------------------
Year Ended 9/30:
2007             $ 69,000       $25,000      $75,183           --             --
2006               69,000        25,000       76,865           --             --
2005               69,000        25,000       77,790           --             --
2004               69,000        25,000       77,751           --             --
2003               69,000        25,000       77,133           --             --

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
--------------------------------------------------------------------------------
Year Ended 9/30:
2007               47,000        25,000       76,140           --             --
2006               47,000        25,000       77,695           --             --
2005               47,000        25,000       78,514           --             --
2004               47,000        25,000       78,567           --             --
2003               47,000        25,000       78,033           --             --
================================================================================

* Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  66-67 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   Name,                       Position(s) Held      Year First     Number              Principal
   Birthdate                   with the Funds        Elected or     of Portfolios       Occupation(s)
   & Address                                         Appointed      in Fund Complex     Including other
                                                     and Term(2)    Overseen by         Directorships
                                                                    Board Member        During Past 5 Years

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                           Former director (1994-November 12,
   3/28/49                     Chairman of           1994                               2007), Chairman (1996-June 30, 2007),
   333 W. Wacker Drive         the Board             ANNUAL                178          Non-Executive Chairman (July 1,
   Chicago, IL 60606           and Board Member                                         2007-November 12, 2007) and Chief
                                                                                        Executive Officer (1996-June 30, 2007)
                                                                                        of Nuveen Investments, Inc. and Nuveen
                                                                                        Asset Management and certain other
                                                                                        subsidiaries of Nuveen Investments,
                                                                                        Inc.; formerly, Director (1992-2006) of
                                                                                        Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             178
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation,
   10/22/48                                          1999                               a private philanthropic corporation
   333 W. Wacker Drive         Board member          CLASS III             178          (since 1996); Director and Vice
   Chicago, IL 60606                                                                    Chairman, United Fire Group, a publicly
                                                                                        held company; Member of the Board of
                                                                                        Regents for the State of Iowa University
                                                                                        System; Director, Gazette Companies;
                                                                                        Life Trustee of Coe College and Iowa
                                                                                        College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of
                                                                                        Business, University of Iowa; formerly,
                                                                                        Director, Alliant Energy; formerly,
                                                                                        Director, Federal Reserve Bank of
                                                                                        Chicago; formerly, President and Chief
                                                                                        Operating Officer, SCI Financial Group,
                                                                                        Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
   3/6/48                                            2004                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          CLASS II              178          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October
                                                                                        2005).


                                       68

   Name,                       Position(s) Held      Year First     Number              Principal
   Birthdate                   with the Funds        Elected or     of Portfolios       Occupation(s)
   & Address                                         Appointed      in Fund Complex     Including other
                                                     and Term(2)    Overseen by         Directorships
                                                                    Board Member        During Past 5 Years
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          CLASS II              176          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther
                                                                                        College; member of the Wisconsin Bar
                                                                                        Association; member of Board of
                                                                                        Directors, Friends of Boerner Botanical
                                                                                        Gardens; member of Board of Directors,
                                                                                        Milwaukee Repertory Theater.

[] WILLIAM J. SCHNEIDER                                                                 Chairman of Miller-Valentine Partners
   9/24/44                                           1997                               Ltd., a real estate investment company;
   333 W. Wacker Drive         Board member          ANNUAL                178          formerly, Senior Partner and Chief
   Chicago, IL 60606                                                                    Operating Officer (retired, 2004) of
                                                                                        Miller-Valentine Group; formerly, Vice
                                                                                        President, Miller-Valentine Realty;
                                                                                        Board Member, Chair of the Finance
                                                                                        Committee and member of the Audit
                                                                                        Committee of Premier Health Partners,
                                                                                        the not-for-profit company of Miami
                                                                                        Valley Hospital; Vice President, Dayton
                                                                                        Philharmonic Orchestra Association;
                                                                                        Board Member, Regional Leaders Forum,
                                                                                        which promotes cooperation on economic
                                                                                        development issues; Director, Dayton
                                                                                        Development Coalition; formerly, Member,
                                                                                        Community Advisory Board, National City
                                                                                        Bank, Dayton, Ohio and Business Advisory
                                                                                        Council, Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               178          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               178          Association Oversight Board (since
   Chicago, IL 60606                                                                    2005); Commissioner, New York State
                                                                                        Commission on Public Authority Reform
                                                                                        (since 2005); formerly Director, New
                                                                                        York State Division of the Budget
                                                                                        (2000-2004), Chair, Public Authorities
                                                                                        Control Board (2000-2004) and Director,
                                                                                        Local Government Assistance Corporation
                                                                                        (2000-2004).


                                       69

   Name,                       Position(s) Held      Year First     Number              Principal
   Birthdate                   with the Funds        Elected or     of Portfolios       Occupation(s)
   and Address                                       Appointed(4)   in Fund Complex     During Past 5 Years
                                                                    Overseen
                                                                    by Officer
OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002),
   9/9/56                      Chief                                                    Assistant Secretary and Associate
   333 W. Wacker Drive         Administrative        1988                  178          General Counsel, formerly, Vice
   Chicago, IL 60606           Officer                                                  President and Assistant General Counsel,
                                                                                        of Nuveen Investments, LLC; Managing
                                                                                        Director (since 2002), Associate General
                                                                                        Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President
                                                                                        and Assistant Secretary of NWQ
                                                                                        Investment Management Company, LLC.
                                                                                        (since 2002), Nuveen Investments
                                                                                        Advisers Inc. (since 2002), Symphony
                                                                                        Asset Management LLC, and NWQ Investment
                                                                                        Management Company, LLC (since 2003),
                                                                                        Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC
                                                                                        and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director, Associate
                                                                                        General Counsel and Assistant Secretary
                                                                                        of Rittenhouse Asset Management, Inc.
                                                                                        (since 2003); Managing Director (since
                                                                                        2004) and Assistant Secretary (since
                                                                                        1994) of Nuveen Investments, Inc.,
                                                                                        Assistant Secretary (since 2003) of
                                                                                        Symphony Asset Management LLC.

[] WILLIAMS ADAMS IV                                                                    Executive Vice President, U.S.
   6/9/55                                                                               Structured Products of Nuveen
   333 West Wacker Drive       Vice President        2007                  120          Investments, LLC, (since 1999), prior
   Chicago, IL 60606                                                                    thereto, Managing Director of Structured
                                                                                        Investments.

[] JULIA L. ANTONATOS                                                                   Managing Director (since 2005), formerly
   9/22/63                                                                              Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  178          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004)
   1/11/62                                                                              previously, Vice President (1993-2004)
   333 W. Wacker Drive         Vice President        2007                  120          of Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  178
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                    Vice President and Treasurer of Nuveen
   11/28/67                                                                             Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  178          Inc.; Vice President and Treasurer of
   Chicago, IL 60606                                                                    Nuveen Asset Management (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002); NWQ Investment Management
                                                                                        Company, LLC. (since 2002); Rittenhouse
                                                                                        Asset Management, Inc. (since 2003),
                                                                                        Tradewinds NWQ Global Investors, LLC
                                                                                        (since 2006), Santa Barbara Asset
                                                                                        Management, LLC (since 2006) and Nuveen
                                                                                        HydePark Group, LLC and Richards
                                                                                        &Tierney, Inc. (since 2007); Treasurer
                                                                                        of Symphony Asset Management LLC (since
                                                                                        2003); formerly, Vice President and
                                                                                        Treasurer (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3), Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004),
   10/24/45                                                                             formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1998                  178          Investments, LLC, Managing Director
   Chicago, IL 60606                                                                    (2004) formerly, Vice President
                                                                                        (1998-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3);
                                                                                        Managing Director (since 2005) of Nuveen
                                                                                        Asset Management.

[] WILLIAM M. FITZGERALD                                                                Managing Director (since 2002),
   3/2/64                                                                               formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1995                  178          Investments, LLC; Managing Director
   Chicago, IL 60606                                                                    (1997-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3);
                                                                                        Managing Director (since 2001) of Nuveen
                                                                                        Asset Management; Vice President (since
                                                                                        2002) of Nuveen Investments Advisers
                                                                                        Inc.; Chartered Financial Analyst.


                                       70

   Name,                       Position(s) Held      Year First     Number              Principal
   Birthdate                   with the Funds        Elected or     of Portfolios       Occupation(s)
   and Address                                       Appointed(4)   in Fund Complex     During Past 5 Years
                                                                    Overseen
                                                                    by Officer

OFFICERS OF THE FUND:

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  178          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Vice President (since 2006) formerly,
   2/24/70                     Chief Compliance                                         Assistant Vice President and Assistant
   333 West Wacker Drive       Officer and           2003                  178          General Counsel (2003-2006) of Nuveen
   Chicago, IL 60606           Vice President                                           Investments, LLC; Assistant Vice
                                                                                        President and Assistant Secretary of the
                                                                                        Nuveen Funds (2003-2006); previously,
                                                                                        Associate (2001-2003) at the law firm of
                                                                                        Vedder, Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   Investments,
   3/22/63                                                                              LLC; Certified Public Accountant.
   333 W. Wacker Drive         Vice President        2000                  178
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  178
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  178          Investments, LLC; formerly, Vice
   Chicago, IL 60606           Secretary                                                President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Vice
                                                                                        President (since 2005) and Assistant
                                                                                        Secretary of Nuveen Investments, Inc.;
                                                                                        Vice President (since 2005) and
                                                                                        Assistant Secretary (since 1997) of
                                                                                        Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998)
                                                                                        of Rittenhouse Asset Management, Inc.;
                                                                                        Vice President and Assistant Secretary
                                                                                        of Nuveen Investments Advisers Inc.
                                                                                        (since 2002); NWQ Investment Management
                                                                                        Company, LLC (since 2002), Symphony
                                                                                        Asset Management LLC (since 2003),
                                                                                        Tradewinds NWQ Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC
                                                                                        (since 2006) and of Nuveen HydePark
                                                                                        Group, LLC and Richards &Tierney, Inc.
                                                                                        (since 2007).

[] KEVIN J. MCCARTHY                                                                    Vice President, Nuveen Investments, LLC
   3/26/66                     Vice President                                           (since 2007); Vice President, and
   333 W. Wacker Drive         and Secretary         2007                  178          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606                                                                    Management, Rittenhouse Asset
                                                                                        Management, Inc., Nuveen Investment
                                                                                        Advisers Inc., Nuveen Investment
                                                                                        Institutional Services Group LLC, NWQ
                                                                                        Investment Management Company, LLC,
                                                                                        Tradewinds Global Investors LLC,
                                                                                        NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Richards &Tierney, Inc. (since
                                                                                        2007); Vice President and Assistant
                                                                                        General Counsel, Nuveen Investments,
                                                                                        Inc. (since 2007). prior thereto,
                                                                                        Partner, Bell, Boyd & Lloyd LLP
                                                                                        (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007),
   4/10/67                                                                              formerly, Vice President (2002-2007) of
   333 W. Wacker Drive         Vice President        2007                  178          Nuveen Investments, LLC; Chartered
   Chicago, IL 60606                                                                    Financial Analyst.

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  178          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the Second quarter of 2008.
(2) For Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NKO and NRK is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Investment Quality (NQN), New York Select Quality (NVN) New York Quality Income (NUN) and Insured New York Premium Income (NNF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

     [] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

     [] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

     []   the expenses of Nuveen in providing the various services;

     [] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

     [] the advisory fees NAM assesses to other types of investment products or clients;

     []   the soft dollar practices of NAM, if any; and

     [] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


[] product management;

[] fund administration;

[] oversight by shareholder services and other fund service providers;

[] administration of Board relations;

[] regulatory and portfolio compliance; and

[] legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

     With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

     Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C.   FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.


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

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill


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

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B.   PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C.   FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.   INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).


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

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F.   OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.


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

G.   CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGED-ADJUSTED AND MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds. Modified duration is a formula that expresses the measurable change in the value of a security in response to a change in interest rates.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
--------------------------------------------------------------------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                  WWW.NUVEEN.COM/ETF

                                                   SHARE PRICES
                                                   FUND DETAILS
                                                   DAILY FINANCIAL NEWS
                                                   INVESTOR EDUCATION
                                                   INTERACTIVE PLANNING TOOLS

                                                                     EAN-A-0907D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Nuveen New York Performance Plus Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                      AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES             ALL OTHER FEES
FISCAL YEAR ENDED                        TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)      BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------------
September 30, 2007                        $ 15,856                 $ 0                    $ 500                     $ 3,150
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                  0%                       0%                          0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------
September 30, 2006                        $ 15,083                 $ 0                    $ 400                     $ 2,950
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                  0%                       0%                          0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                     AUDIT-RELATED FEES      TAX FEES BILLED TO       ALL OTHER FEES
                                     BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                       AFFILIATED FUND         AFFILIATED FUND      AND AFFILIATED FUND
                                      SERVICE PROVIDERS       SERVICE PROVIDERS      SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------
September 30, 2007                           $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                           0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------
September 30, 2006                           $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                           0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                     TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                        BILLED TO FUND       REPORTING OF THE FUND)        ENGAGEMENTS)          TOTAL
-----------------------------------------------------------------------------------------------------------------------
September 30, 2007                           $ 3,650                 $ 0                       $ 0              $ 3,650
September 30, 2006                           $ 3,350                 $ 0                       $ 0              $ 3,350

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                     FUND
CATHRYN P. STEEVES       Nuveen New York Performance Plus Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                      NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED           ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company     41          $7.980 billion
                    Other Pooled Investment Vehicles  0           $0
                    Other Accounts                    0           $0

* Assets are as of September 30, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2007, the S&P/Investortools Municipal Bond Index was comprised of 51,960 securities with an aggregate current market value of $1,017 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------
                           Nuveen New York Performance Plus Municipal     $0                $10,000-$50,000
Cathryn Steeves            Fund, Inc.

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen New York Performance Plus Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: December 6, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 6, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 6, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.